ANNUAL REPORT

                                 IAI EQUITY FUND

            IAI CAPITAL APPRECIATION FUND * IAI EMERGING GROWTH FUND
                  IAI GROWTH FUND * IAI GROWTH AND INCOME FUND
           IAI MIDCAP GROWTH FUND * IAI REGIONAL FUND * IAI VALUE FUND

                                 MARCH 31, 2000




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
     IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND,
                                 IAI VALUE FUND


                                  ANNUAL REPORT
                                 MARCH 31, 2000


               Letter to Shareholders .......................   2
               Fund Managers' Reviews
                  IAI CAPITAL APPRECIATION FUND .............   4
                  IAI EMERGING GROWTH FUND ..................   6
                  IAI GROWTH FUND ...........................   8
                  IAI GROWTH AND INCOME FUND ................  10
                  IAI MIDCAP GROWTH FUND ....................  12
                  IAI REGIONAL FUND .........................  14
                  IAI VALUE FUND ............................  16
               Fund Portfolios
                  IAI CAPITAL APPRECIATION FUND .............  18
                  IAI EMERGING GROWTH FUND ..................  20
                  IAI GROWTH FUND ...........................  23
                  IAI GROWTH AND INCOME FUND ................  25
                  IAI MIDCAP GROWTH FUND ....................  27
                  IAI REGIONAL FUND .........................  29
                  IAI VALUE FUND ............................  31
               Notes to Fund Portfolios .....................  33
               Statements of Assets and Liabilities .........  36
               Statements of Operations .....................  38
               Statement of Cash Flows ......................  40
               Statements of Changes in Net Assets ..........  42
               Financial Highlights
                  IAI CAPITAL APPRECIATION FUND .............  46
                  IAI EMERGING GROWTH FUND ..................  47
                  IAI GROWTH FUND ...........................  48
                  IAI GROWTH AND INCOME FUND ................  49
                  IAI MIDCAP GROWTH FUND ....................  50
                  IAI REGIONAL FUND .........................  51
                  IAI VALUE FUND ............................  52
               Notes to Financial Statements ................  53
               Independent Auditors' Report .................  59
               Federal Tax Information ......................  60
               Adviser, Custodian, Legal Counsel,
               Independent Auditors,
               Directors....................... Inside Back Cover

                             LETTER TO SHAREHOLDERS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
     IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND,
                                 IAI VALUE FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

 The U.S. economy continued to grow at a strong pace in the first quarter. Over the past five years, the seasonal impact of year-end bonuses and tax refunds have combined to boost consumer spending. In addition, a strong stock market and relatively mild weather provided further incentives for the consumer to spend money.

 Inflation moved higher in the first quarter, sparked primarily by a rise in the price of oil. Although the core rate of inflation (the consumer price index less food and energy costs) remained subdued, it certainly appears that it's only a matter of time before higher energy costs find their way into core inflation.

 The labor markets also expanded in the quarter. While this is certainly good news for consumers, tight labor markets seem to be a source of concern for the Federal Reserve. Some anecdotal evidence of rising labor costs are already creeping into the economic data. The combination of strong economic growth, tight labor markets and rising inflation should cause the Fed to continue raising short-term interest rates.

 The bond market had a somewhat uneasy tone in the first quarter but still succeeded in producing positive investment results. The Treasury yield curve inverted during the quarter as long-term bond prices responded favorably to a new Treasury buy-back program while short bond prices fell in response to further Fed tightening. In addition, credit spreads widened. Both events were generally negative for the market. However, some of this negative contribution was masked by a dramatic drop in long-term Treasury bond yields. The decline of 65 basis points in these long rates produced a gain of over 23% for 30 year Treasury bond holders during the quarter. Corporate bonds were the weakest performing sector, particularly long-term lower rated issues where stock market volatility and fear over a tighter Fed policy had the greatest impact.

 Looking ahead, the Fed is likely to continue raising short-term interest rates until they see clear evidence of a slowdown in the economy. Credit spreads are likely to widen further and stock market volatility will remain high as the Fed withdraws liquidity from the financial system. We are cautious on the near-term direction of financial markets, but the long-term trends still remain favorable.


2
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


                             LETTER TO SHAREHOLDERS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
     IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND,
                                 IAI VALUE FUND


ECONOMIC OUTLOOK (CONT.)

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.


                                                                               3
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


                              FUND MANAGERS' REVIEW

                          IAI CAPITAL APPRECIATION FUND


IAI CAPITAL APPRECIATION FUND

FUND MANAGEMENT

IAI SMALL CAP/
MIDCAP TEAM
CURT D. MCLEOD, CFA
SCOTT A. BILLEADEAU, CFA
ROBERT E. SCOTT, CFA
ROBERT J. MLNARIK


TOP FIVE
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

ELECTRONIC TECHNOLOGY          22.6%
TELECOMMUNICATION TECHNOLOGY   14.0%
TECHNOLOGY SERVICES            13.8%
HEALTH TECHNOLOGY               8.1%
RETAIL TRADE                    7.6%


HOW HAS THE FUND PERFORMED?

For the past 12 months ending March 31, 2000, the returns were 72.9% for the IAI Capital Appreciation Fund, 80.9% for the Russell 2500 Growth Index and 17.9% for the S&P 500 Index.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Technology stocks dominated the performance of nearly all market participants during the year. Several technology holdings in the Fund posted astounding results; they included Tollgrade Communications, Anadigics Inc., and Remec Inc. The capital goods sector also produced strong results for the Fund with DII Group and Three-Five Systems each more than tripling. The Fund's investments in consumer sectors detracted from relative performance. In particular, Service Experts Inc. and Advantage Learning Systems Inc. significantly disappointed investors and underperformed dramatically in the second half of the year.

WERE THERE ANY SIGNIFICANT CHANGES?

As the market experienced extreme volatility, the Fund management team was very active taking advantage of opportunities presented in this environment. Earlier in the year we significantly increased our exposure in the technology area. More recently, sharp price increases have led to stretched valuations and allowed us to take profits. We then redeployed the proceeds of those sales into new technology companies with more attractive valuations. We also used some of the technology proceeds to increase our holdings in non-technology areas such as the consumer and healthcare sectors where we see strong fundamental outlooks and more attractive valuations.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Stocks of small cap companies generated stellar performance during the last 12 months. In addition, the market was decidedly growth oriented, particularly during the last six months. Our move to significantly increase the quality and expected growth prospects in the portfolio benefited the Fund performance dramatically. However, those companies with the highest valuations, i.e. high P/E ratios, and those with no earnings prospects, captured most of the market participants focus during the period. Our disciplined valuation approach detracted from the Fund participating fully in the speculative valuation bubble created in the market.


WHAT IS YOUR OUTLOOK FOR THE FUND?

The stock market has been very volatile recently due to concerns over rising interest rates and valuations. We believe the outlook for the small cap market is extremely attractive. Small cap stocks are trading near all-time low relative valuations and are beginning to demonstrate higher and accelerating growth prospects. We feel we are still in the early part of a protracted small cap relative performance cycle. We will continue to execute our discipline of owning emerging growth companies with superior business models trading at attractive valuations. We anticipate this discipline will continue to deliver strong relative performance to our shareholders. Despite the recent strong performance of small cap stocks, we believe there are still attractive opportunities in this market cap segment and believe the portfolio is well positioned for the future.


4
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


                              FUND MANAGERS' REVIEW

                          IAI CAPITAL APPRECIATION FUND

VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

   IAI CAPITAL       RUSSELL 2500     S&P 500
APPRECIATION FUND    GROWTH INDEX      INDEX

      10,000            10,000         10,000
      10,740            10,440         10,097
      11,241            10,667         10,196
      12,791            11,397         10,348
      13,531            11,804         10,615
      13,451            11,212         10,659
      12,901            10,098         10,184
      13,891            10,793         10,402
      14,841            11,366         10,987
      14,171            11,012         11,294
      14,771            11,416         12,153
      15,549            11,472         11,917
      15,467            11,815         12,658
      14,674            11,297         12,760
      13,900            10,554         12,229
      14,014            10,601         12,956
      16,363            11,872         13,750
      17,044            12,269         14,363
      17,724            13,048         15,514
      17,972            13,366         14,657
      19,683            14,310         15,455
      18,354            13,417         14,945
      17,901            13,212         15,630
      18,316            13,164         15,896
      18,351            12,992         16,075
      20,098            14,107         17,231
      21,195            14,630         18,113
      21,195            14,763         18,296
      19,803            13,815         17,981
      19,702            13,916         18,711
      18,336            12,879         18,511
      14,812             9,953         15,835
      15,276            10,826         16,849
      16,441            11,557         18,167
      17,290            12,379         19,268
      18,721            13,571         20,378
      18,111            13,963         21,230
      16,668            12,831         20,569
      17,144            13,428         21,392
      17,859            14,500         22,220
      18,654            14,649         21,696
      19,525            15,685         22,900
      18,990            15,365         22,185
      18,304            15,033         22,074
      18,427            15,141         21,470
      18,399            15,879         22,829
      20,129            17,754         23,292
      23,307            21,102         24,664
      22,844            20,984         23,426
      28,559            26,367         22,983
      29,641            24,297         25,231


AVERAGE ANNUAL RETURN+
THROUGH 3/31/00
                                                                         Since
                                                                       Inception
                                                          1 Year        2/1/96
--------------------------------------------------------------------------------
IAI CAPITAL APPRECIATION FUND                             72.89%        29.81%
--------------------------------------------------------------------------------
Russell 2500 Growth Index                                 80.94%        23.75%
--------------------------------------------------------------------------------
S&P 500 Index                                             17.94%        24.89%
--------------------------------------------------------------------------------

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                                % of Net Assets
                                                               -----------------
Issue                             Sector                       3/31/00   3/31/99
--------------------------------------------------------------------------------
CCC Information Services Group   Technology Services             3.68      3.24
Tollgrade Communications         Telecommunication Technology    3.42      0.95
REMEC                            Electronic Technology           3.30        --
Three-Five Systems               Electronic Technology           3.14        --
Aftermarket Technology           Consumer Durables               3.03      1.53
Radian Group                     Financial                       2.70        --
JAKKS Pacific                    Consumer Non-Durables           2.55        --
99 Cents Only Stores             Retail Trade                    2.55        --
Mercury Computer Systems         Electronic Technology           2.40        --
IMRglobal                        Technology Services             2.32        --
================================================================================
 TOTAL                                                          29.09      5.72

** EXCLUDES SHORT-TERM SECURITIES, U.S. TREASURY AND GOVERNMENT OBLIGATIONS.



NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI CAPITAL APPRECIATION FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. INVESTORS SHOULD CONSIDER THE INHERENT RISKS OF INVESTING IN SMALL-CAP SECURITIES DURING PERIODS OF MARKET VOLATILITY. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


                                                                               5
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


                              FUND MANAGERS' REVIEW

                            IAI EMERGING GROWTH FUND


IAI EMERGING GROWTH FUND

FUND MANAGEMENT

IAI SMALL CAP/
MIDCAP TEAM
CURT D. MCLEOD, CFA
SCOTT A. BILLEADEAU, CFA
ROBERT E. SCOTT, CFA
ROBERT J. MLNARIK


TOP FIVE
COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

ELECTRONIC TECHNOLOGY          23.5%
TELECOMMUNICATION TECHNOLOGY   14.3%
TECHNOLOGY SERVICES            14.2%
HEALTH TECHNOLOGY               8.4%
RETAIL TRADE                    8.0%


HOW HAS THE FUND PERFORMED?

The IAI Emerging Growth Fund showed a return of 70.9% for the past 12 months ending March 31, 2000 as compared to the Russell 2500 Growth's return of 80.9% and the S&P 500's return of 17.9%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Technology stocks dominated the performance of nearly all market participants during the year. Tollgrade Communications, Anadigics Inc., and Remec Inc. all posted positive results. The capital goods sector also produced strong results for the portfolio with DII Group and Three-Five Systems each more than tripling. The Fund's investments in consumer sectors detracted from relative performance. In particular, Service Experts Inc. and Advantage Learning Systems Inc. significantly disappointed investors and underperformed dramatically in the second half of the year.

WERE THERE ANY SIGNIFICANT CHANGES?

As the market experienced extreme volatility, the Fund management team was actively taking advantage of opportunities presented in this environment. Activity was concentrated on executing our discipline of owning rapidly growing companies with superior business models trading at attractive valuations. In the technology area particularly, sharp price increases have led to stretched valuations and allowed us to take profits. We then redeployed the proceeds of those sales into new technology companies with more attractive valuations. We also used some of the technology proceeds to increase our holdings in non-technology areas such as the consumer and healthcare sectors where we see strong fundamental outlooks and more attractive valuations. Additionally, the Fund's portfolio of restricted securities was reduced significantly during the year.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Stocks of emerging growth companies generated stellar performance during the last 12 months. In addition, the market was decidedly growth oriented, particularly during the last six months. However, those companies with the highest valuations, i.e. high P/E ratios, and those with no earnings prospects, captured most of the market participants focus during the period.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The stock market has been very volatile recently due to concerns over rising interest rates and valuations. We plan to take advantage of opportunities that present themselves in this environment by maintaining our investment philosophy and process. We believe the outlook for the small cap market is extremely attractive. Small cap stocks are trading near all-time low relative valuations, and are beginning to demonstrate higher and accelerating growth prospects. We feel we are still in the early part of a protracted small cap relative performance cycle. Despite the recent strong performance of small cap stocks, we believe there are still attractive opportunities in this market cap segment, and believe the portfolio is well positioned for the future.


6
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                            IAI EMERGING GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

   IAI EMERGING       RUSSELL 2500     S&P 500
GROWTH MUTUAL FUND    GROWTH INDEX      INDEX

     10,000              10,000        10,000
     10,170              10,433        10,236
     10,440              10,552        10,068
     10,790              10,910        10,202
     10,700              10,450         9,791
     12,363              11,728        10,910
     12,584              12,224        10,708
     12,363              12,345        10,845
     11,923              11,641        10,631
     11,072              11,034        10,942
     11,222              11,054        11,000
     10,952              10,452        10,840
     11,427              10,859        11,278
     11,114              10,538        11,050
     12,063              10,699        11,177
     13,056              11,154        11,217
     14,372              12,052        11,596
     15,139              12,407        11,748
     15,257              12,494        11,834
     13,801              11,866        11,994
     14,534              12,251        12,255
     13,919              11,794        11,954
     15,441              12,520        12,275
     15,686              12,550        12,315
     15,794              12,561        12,257
     16,205              13,223        12,724
     16,974              13,562        12,631
     17,244              13,829        12,888
     16,649              13,327        12,766
     17,372              13,914        12,923
     17,726              14,315        13,357
     17,880              14,339        12,995
     16,776              13,505        12,431
     16,644              13,489        12,591
     15,684              13,219        12,797
     14,485              12,632        12,479
     14,918              12,906        12,892
     16,436              13,855        13,417
     16,809              13,848        13,093
     17,159              14,086        13,396
     16,598              13,462        12,904
     17,405              13,735        13,094
     16,983              13,601        13,434
     17,707              14,341        13,955
     18,490              14,897        14,368
     17,894              15,066        14,792
     18,209              15,297        15,377
     20,183              16,225        15,738
     21,959              17,504        16,266
     22,240              17,650        16,310
     24,122              18,028        16,995
     24,824              17,391        16,933
     25,864              18,103        17,679
     26,032              18,343        18,005
     25,209              18,399        18,622
     27,009              19,209        18,802
     28,703              19,626        18,987
     32,064              20,970        19,270
     32,971              21,718        19,766
     31,369              20,629        19,848
     26,748              18,579        18,965
     28,567              19,858        19,370
     31,546              20,912        20,460
     29,285              20,262        21,031
     29,044              21,004        22,631
     27,842              21,107        22,191
     28,778              21,739        23,571
     25,166              20,786        23,762
     22,111              19,418        22,773
     21,887              19,506        24,127
     25,460              21,844        25,606
     26,552              22,574        26,746
     27,131              24,007        28,891
     26,607              24,593        27,294
     28,443              26,330        28,781
     26,324              24,687        27,831
     26,042              24,309        29,106
     27,047              24,222        29,600
     26,674              23,905        29,935
     28,352              25,956        32,087
     29,492              26,918        33,730
     29,639              27,163        34,071
     27,719              25,420        33,485
     28,935              25,605        34,844
     25,996              23,698        34,471
     21,127              18,313        29,487
     23,093              19,920        31,377
     24,241              21,264        33,862
     25,177              22,776        35,914
     28,455              24,969        37,983
     33,824              25,691        39,570
     29,488              23,607        38,340
     30,544              24,707        39,873
     28,387              26,679        41,416
     30,866              26,954        40,439
     33,860              28,860        42,683
     30,257              28,271        41,351
     29,080              27,660        41,145
     30,255              27,859        40,017
     30,920              29,216        42,550
     34,856              32,667        43,414
     40,796              38,827        45,971
     40,131              38,610        43,663
     50,441              48,513        42,838
     52,211              44,705        47,028


AVERAGE ANNUAL RETURN+
THROUGH 3/31/00
                                                                         Since
                                                                       Inception
                                            1 Year       5 Years        8/5/91
--------------------------------------------------------------------------------
IAI EMERGING GROWTH FUND                    70.93%        23.06%        21.02%
--------------------------------------------------------------------------------
Russell 2500 Growth Index                   80.94%        24.58%        18.86%
--------------------------------------------------------------------------------
S&P 500 Index                               17.94%        26.76%        19.56%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                                % of Net Assets
                                                               -----------------
Issue                             Sector                       3/31/00   3/31/99
--------------------------------------------------------------------------------
CCC Information Services Group    Technology Services            3.51        --
REMEC                             Electronic Technology          3.42        --
Tollgrade Communications          Telecommunication Technology   3.39        --
Three-Five Systems                Electronic Technology          3.24        --
Aftermarket Technology            Consumer Durables              3.14        --
Radian Group                      Financial                      2.80        --
99 Cents Only Stores              Retail Trade                   2.64      1.43
JAKKS Pacific                     Consumer Non-Durables          2.64        --
Mercury Computer Systems          Electronic Technology          2.47      0.56
Zebra Technologies Class A        Producer Manufacturing         2.40        --
================================================================================
TOTAL                                                           29.65      1.99

** EXCLUDES SHORT-TERM SECURITIES, U.S. TREASURY AND GOVERNMENT OBLIGATIONS.


NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI EMERGING GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. INVESTORS SHOULD CONSIDER THE INHERENT RISKS OF INVESTING IN SMALL-CAP SECURITIES DURING PERIODS OF MARKET VOLATILITY. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


                                                                               7
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


                              FUND MANAGERS' REVIEW

                                 IAI GROWTH FUND


IAI GROWTH FUND

FUND MANAGEMENT

IAI LARGE CAP
    TEAM
JEFFREY C. BEARD
MARK N. MCCALL, CFA
KEITH WIRTZ, CFA
JEFF MALET, CFA


TOP FIVE
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

ELECTRONIC TECHNOLOGY          20.9%
TECHNOLOGY SERVICES            15.0%
HEALTH TECHNOLOGY              13.0%
RETAIL TRADE                    9.2%
TELECOMMUNICATION TECHNOLOGY    8.0%


HOW HAS THE FUND PERFORMED?

For the 12 month period ending March 31, 2000, the returns were 28.6% for the IAI Growth Fund and 17.9% for the S&P 500 Index.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Our holdings in the technology sector have been key to recent performance success. Winners over the last six months include Intel (+78%), Cisco Systems (+122%), and Sun Microsystems (+101%). Technology was an emphasis for much of the period. And while we like the fundamental prospects longer term, we did reduce our exposure to this sector late in the year due to valuations. The Fund's investment in the capital goods area, which showed flat returns over the last six months, detracted from results given the positive market conditions.

WERE THERE ANY SIGNIFICANT CHANGES?

Late in 1999, we slowly shifted the portfolio to capture two strategic intentions. First, we reduced the average number of investments held to around 35 securities to emphasize our best ideas. Secondly, the market conditions now are particularly attractive for large multi-national companies. As such, we reduced our exposure to mid-size companies in order to emphasize the larger companies who are industry leaders. With rapid globalization of businesses, we see tremendous opportunities investing in these leaders. Our strategy, moving forward, should be labeled 'blue-chip' and 'focused.'

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Y2K anxiety slowly dissipated during the last three months of 1999. This was a contributing factor for improved investor sentiment to end the year. Also, growth stocks performed well versus their value counterparts in the large capitalization range. The Fund was well positioned to take advantage of the improved market tone.

WHAT IS YOUR OUTLOOK FOR THE FUND?

By the time we move into the second half of 2000, we believe that interest rates will flatten out and returns will reflect growth in corporate earnings. This suggests that equity returns will become more balanced between sectors and more in line with historic norms of low double-digits. Looking longer term, the Fund's focused investment strategy should take advantage of attractive secular growth trends. Today, these growth trends include technology, health/bio-technology and telecommunications - areas we continue to favor. More interesting, our emphasis on the largest, multi-national companies could serve us well as globalization continues to shrink our business world.



8
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                                 IAI GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

IAI GROWTH       S&P 500
   FUND           INDEX

 10,000          10,000
 10,220          10,381
 10,340          10,305
 10,320          10,515
  9,910          10,415
 10,100          10,543
 10,480          10,898
 10,110          10,602
  9,700          10,142
  9,670          10,273
  9,930          10,441
  9,479          10,181
  9,879          10,518
 10,380          10,947
 10,260          10,682
 10,510          10,929
  9,959          10,528
 10,166          10,683
 10,347          10,960
 10,618          11,385
 10,990          11,723
 10,739          12,068
 11,061          12,546
 11,580          12,840
 12,154          13,271
 12,234          13,307
 12,455          13,866
 12,123          13,815
 12,717          14,423
 12,522          14,690
 12,719          15,193
 12,740          15,340
 12,970          15,491
 13,274          15,722
 13,634          16,127
 13,402          16,194
 12,708          15,473
 13,199          15,804
 14,037          16,693
 14,061          17,159
 14,827          18,464
 14,443          18,105
 14,938          19,231
 14,882          19,387
 14,060          18,580
 14,330          19,684
 15,365          20,891
 15,853          21,821
 17,025          23,571
 16,003          22,268
 16,815          23,481
 16,078          22,706
 16,725          23,746
 17,210          24,150
 17,435          24,423
 18,800          26,179
 19,539          27,519
 19,764          27,797
 19,137          27,319
 19,878          28,428
 19,777          28,124
 15,977          24,057
 17,147          25,600
 18,503          27,601
 19,945          29,274
 21,776          30,960
 22,771          32,254
 21,591          31,251
 22,457          32,501
 22,697          33,759
 22,402          32,962
 23,760          34,792
 22,603          33,706
 22,372          33,538
 22,070          32,619
 23,112          34,684
 24,570          35,388
 26,163          37,472
 25,333          35,591
 26,564          34,918
 28,875          38,333


AVERAGE ANNUAL RETURN+
THROUGH 3/31/00
                                                                         Since
                                                                       Inception
                                            1 Year       5 Years        8/6/93
--------------------------------------------------------------------------------
IAI GROWTH FUND                             28.57%        21.31%        17.27%
--------------------------------------------------------------------------------
S&P 500 Index                               17.94%        26.76%        22.34%
--------------------------------------------------------------------------------

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                               % of Net Assets
                                                             -------------------
Issue                          Sector                        3/31/00     3/31/99
--------------------------------------------------------------------------------
Intel                          Electronic Technology           6.63        2.88
Cisco Systems                  Electronic Technology           6.50        1.68
Microsoft                      Technology Services             5.21        4.02
Oracle Systems                 Technology Services             4.99          --
Warner Lambert                 Health Technology               4.94        2.07
General Electric               Process Industries              4.45        3.91
Tyco International             Producer Manufacturing          4.40        2.65
Charles Schwab                 Financial                       3.97          --
Nortel Networks                Electronic Technology           3.58          --
American Online                Technology Services             3.35        1.88
================================================================================
TOTAL                                                         48.02       19.09

** EXCLUDES SHORT-TERM SECURITIES, U.S. TREASURY AND GOVERNMENT OBLIGATIONS.


NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


                                                                               9
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                           IAI GROWTH AND INCOME FUND


IAI GROWTH AND INCOME FUND

FUND MANAGEMENT

IAI LARGE CAP
    TEAM
JEFFREY C. BEARD
MARK N. MCCALL, CFA
KEITH WIRTZ, CFA
JEFF MALET, CFA


TOP FIVE
COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

ELECTRONIC TECHNOLOGY          19.2%
TECHNOLOGY SERVICES            16.0%
FINANCIAL                       9.2%
RETAIL TRADE                    8.6%
HEALTH TECHNOLOGY               8.1%


HOW HAS THE FUND PERFORMED?

The return for the past 12 months ending March 31, 2000, for the IAI Growth and Income Fund was 19.2% compared to the S&P 500 Index return of 17.9%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

As has been the case for some time, technology led the way for much of the last twelve months. The best performers were beneficiaries of the Internet and the movement to rapidly deploy faster communications networks. This list included many of our holdings: Oracle, Sun Microsystems, Nortel Networks and Cisco Systems. Individual stocks negatively impacting returns included Waste Management, Tyco International, Philip Morris and Xerox.

WERE THERE ANY SIGNIFICANT CHANGES?

Over the course of the year, several names were added and few eliminated in order to position the Fund for the future. The net result was an expansion of the number of holdings and a further diversification of strategy. The Fund exhibits a higher growth rate and an attractive aggregate valuation characteristic.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The market gains have been somewhat misleading over the last twelve months. It was a period where growth strategies far outpaced value investing. Fortunately, our increased emphasis on higher growth rate ideas paid off in late 1999 and contributed to the out-performance relative to the broad market. As we all know too well, the equity markets have been extremely volatile over the last year or so. Investors should expect continued volatility.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We remain cautiously optimistic about the next twelve months. Valuations are still high (by historic standards) and the interest rate outlook is challenging. However, our investment philosophy is simple and balances risk versus reward. By maintaining a diversified portfolio of growth companies at attractive rates, we believe shareholders could be rewarded with solid returns in the year ahead.


10
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                           IAI GROWTH AND INCOME FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

  IAI GROWTH          S&P 500
AND INCOME FUND        INDEX

    10,000            10,000
     9,619             9,753
    10,388            10,703
    10,576            10,630
    10,604            10,595
     9,704             9,638
     9,146             9,163
     8,944             9,131
     9,299             9,717
     9,525             9,986
     9,919            10,428
    10,623            11,175
    10,742            11,440
    10,675            11,472
    10,890            11,963
    10,367            11,416
    10,945            11,949
    11,249            12,231
    10,960            12,030
    11,340            12,190
    11,044            11,699
    12,065            13,036
    11,921            12,795
    12,049            12,959
    11,769            12,703
    11,777            13,075
    11,905            13,144
    11,573            12,953
    11,867            13,476
    11,657            13,203
    11,833            13,355
    12,051            13,403
    12,446            13,856
    12,546            14,038
    12,538            14,141
    12,419            14,332
    12,833            14,643
    12,352            14,284
    12,614            14,667
    12,809            14,715
    12,685            14,646
    13,304            15,204
    13,587            15,093
    13,622            15,400
    13,242            15,254
    13,797            15,442
    14,045            15,961
    13,855            15,527
    13,227            14,854
    13,284            15,045
    13,360            15,291
    12,954            14,912
    13,334            15,405
    13,715            16,032
    13,384            15,645
    13,614            16,006
    13,044            15,419
    13,139            15,646
    13,280            16,052
    13,772            16,674
    14,406            17,169
    14,537            17,675
    14,698            18,374
    15,104            18,805
    15,548            19,436
    15,658            19,489
    16,314            20,308
    16,011            20,234
    16,414            21,124
    16,702            21,514
    16,987            22,252
    17,536            22,466
    17,501            22,687
    17,889            23,026
    18,598            23,619
    18,471            23,717
    17,745            22,662
    17,918            23,146
    18,830            24,448
    18,792            25,130
    20,085            27,043
    20,075            26,516
    21,038            28,166
    20,824            28,393
    19,835            27,211
    20,664            28,829
    22,455            30,597
    23,324            31,959
    24,845            34,522
    23,976            32,614
    24,985            34,390
    24,128            33,255
    24,584            34,779
    24,881            35,370
    24,909            35,769
    26,558            38,341
    27,785            40,304
    28,165            40,711
    27,264            40,011
    27,943            41,636
    26,716            41,190
    23,120            35,234
    23,830            37,493
    26,442            40,541
    27,119            42,997
    28,613            45,474
    28,593            47,375
    28,459            45,902
    28,205            47,738
    29,852            49,585
    29,581            48,415
    31,211            51,102
    29,800            49,508
    28,891            49,260
    27,383            47,910
    27,766            50,943
    29,035            51,977
    30,327            55,039
    29,514            52,276
    30,255            51,288
    33,608            56,304


AVERAGE ANNUAL RETURN+
THROUGH 3/31/00
                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
IAI GROWTH AND INCOME FUND                   19.15%        18.46%        12.89%
--------------------------------------------------------------------------------
S&P 500 Index                                17.94%        26.76%        18.84%
--------------------------------------------------------------------------------

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                                % of Net Assets
                                                              ------------------
Issue                         Sector                          3/31/00    3/31/99
--------------------------------------------------------------------------------
MatrixOne                     Technology Services               6.23       0.14
Microsoft                     Technology Services               4.13         --
Intel                         Electronic Technology             3.82         --
Flextronics International     Electronic Technology             3.68         --
Tyco International            Producer Manufacturing            3.54       1.21
General Electric              Process Industries                3.41         --
Cisco Systems                 Electronic Technology             3.10         --
Medtronic                     Health Technology                 2.65         --
Synopsys                      Electronic Technology             2.58         --
Lucent Technologies           Telecommunication Technology      2.46         --
================================================================================
TOTAL                                                          35.60       1.35

** EXCLUDES SHORT-TERM SECURITIES, U.S. TREASURY AND GOVERNMENT OBLIGATIONS.


NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR IAI GROWTH AND INCOME FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


                                                                              11
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                             IAI MIDCAP GROWTH FUND


IAI MIDCAP GROWTH FUND

FUND MANAGEMENT

IAI SMALL CAP/
 MIDCAP TEAM
CURT D. MCLEOD, CFA
SCOTT A. BILLEADEAU, CFA
ROBERT E. SCOTT, CFA
ROBERT J. MLNARIK


TOP FIVE
COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

ELECTRONIC TECHNOLOGY          24.2%
TELECOMMUNICATION TECHNOLOGY   16.4%
HEALTH TECHNOLOGY               9.6%
TECHNOLOGY SERVICES             9.4%
RETAIL TRADE                    7.8%


HOW HAS THE FUND PERFORMED?

The return for the past 12 months ending March 31, 2000 for the IAI Midcap Growth Fund was 49.4% compared with the S&P 500's return of 17.9%, the S&P Midcap's return of 38.1% and the S&P Midcap Growth's return of 60.6%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Technology stocks dominated the performance of nearly all market participants during the year. Several technology holdings in the Fund posted astounding results. Veritas Software, Sebel Systems, and I2 Technologies all advanced more than fourfold during the last twelve months. The semiconductor industry also produced strong results for the Fund with Qualcomm Inc., Vitesse Semiconductor, Analog Devices, and Xilinx Inc. all more than tripling. The Fund's investments in healthcare and consumer sectors detracted from relative performance. In particular, Quintiles Transnational, Total Renal Care and Healtheon/WebMD produced sub-par results and Navigant Consulting significantly disappointed investors and underperformed dramatically in the second half of the year.

WERE THERE ANY SIGNIFICANT CHANGES?

As the market experienced extreme volatility, the Fund management team was very active taking advantage of opportunities presented in this environment. In the technology area particularly, sharp price increases have led to stretched valuations and allowed us to take profits. We redeployed the proceeds of those sales into new technology companies with more attractive valuations. We also used some of the technology proceeds to increase our holdings in non-technology areas such as the consumer and energy sectors where we see strong fundamental outlooks and more attractive valuations.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Stocks of midcap companies generated the best performance of any segment in the market during the last twelve months. In addition, the market was decidedly growth oriented, particularly during the last six months. Our emphasis on owning the highest quality rapidly growing midcap companies benefited the fund performance significantly. However, those companies with the highest valuations, i.e. high P/E ratios, and those with no earnings prospects, captured most of the market participants focus during the period. Our disciplined valuation approach detracted from the fund participating fully in the speculative valuation bubble created in the market.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Economic growth currently remains extremely strong, fears over rising interest rates will continue to loom over the market. Valuations are now higher after a stellar rise in the market and we feel near-term volatility will create some new and exciting opportunities. We will continue to execute our discipline of owning rapidly growing companies with superior business models trading at attractive valuations. We believe the portfolio is well positioned to perform in the future and believe our discipline could deliver strong performance for our shareholders.


12
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                             IAI MIDCAP GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

IAI MIDCAP      S&P MIDCAP      S&P 500      S&P MIDCAP
GROWTH FUND       INDEX          INDEX      GROWTH INDEX

   10,000         10,000        10,000         10,000
   10,010          9,881        10,292          9,615
   10,090          9,974        10,347          9,708
    9,850          9,689        10,197          9,323
   10,250         10,170        10,608          9,804
   10,020          9,927        10,393          9,558
   10,350         10,066        10,513          9,725
   10,660         10,307        10,551         10,063
   11,100         10,883        10,907         10,785
   11,498         11,248        11,050         11,091
   11,889         11,389        11,131         11,143
   11,478         11,229        11,282         10,669
   11,909         11,617        11,527         10,989
   11,418         11,313        11,244         10,603
   11,929         11,829        11,546         11,317
   11,939         11,888        11,584         11,305
   12,250         11,865        11,529         11,293
   13,002         12,355        11,968         11,834
   13,322         12,486        11,881         12,042
   13,673         12,526        12,123         12,167
   13,373         12,249        12,007         11,924
   14,125         12,818        12,155         12,607
   14,288         13,116        12,564         12,880
   14,480         12,930        12,223         12,724
   13,862         12,331        11,693         12,024
   14,014         12,423        11,843         11,921
   13,943         12,305        12,037         11,663
   13,503         11,881        11,738         11,090
   14,166         12,284        12,127         11,368
   14,819         12,927        12,620         12,138
   14,529         12,686        12,315         12,007
   15,151         12,824        12,600         12,196
   14,519         12,246        12,138         11,637
   14,924         12,358        12,317         11,727
   15,051         12,487        12,636         11,671
   15,561         13,142        13,126         12,323
   16,305         13,370        13,515         12,689
   16,359         13,639        13,913         12,855
   16,475         13,968        14,464         13,076
   17,132         14,536        14,803         13,793
   17,800         15,295        15,300         14,637
   17,811         15,578        15,341         14,870
   18,356         15,955        15,986         15,246
   17,756         15,545        15,928         14,630
   18,235         16,224        16,629         15,181
   18,819         16,183        16,936         14,928
   18,534         16,418        17,516         15,106
   19,763         16,976        17,685         15,810
   20,139         17,179        17,859         16,021
   21,083         17,704        18,125         16,853
   21,937         17,944        18,593         17,055
   20,899         17,674        18,669         16,470
   19,587         16,479        17,839         15,243
   20,278         17,429        18,220         16,133
   21,499         18,189        19,245         17,130
   21,544         18,242        19,782         16,956
   22,339         19,269        21,288         17,875
   21,939         19,291        20,873         17,683
   22,661         20,015        22,172         18,643
   21,988         19,850        22,351         18,161
   20,768         19,004        21,420         17,211
   20,058         19,496        22,694         17,746
   22,025         21,201        24,085         19,749
   22,594         21,797        25,158         20,328
   23,890         23,955        27,175         22,859
   23,752         23,926        25,673         22,644
   25,063         25,301        27,072         23,982
   23,461         24,203        26,178         22,592
   23,405         24,561        27,377         22,678
   23,876         25,514        27,843         23,037
   23,205         25,029        28,157         22,689
   24,671         27,102        30,182         24,774
   25,372         28,324        31,727         25,851
   26,138         28,840        32,047         26,616
   25,134         27,542        31,496         25,304
   25,901         27,715        32,775         25,793
   25,373         26,640        32,424         24,898
   20,455         21,682        27,736         19,717
   22,603         23,707        29,514         21,880
   24,111         25,827        31,851         24,116
   25,712         27,116        33,781         25,985
   29,831         30,391        35,727         31,068
   30,586         29,209        37,220         30,305
   28,344         27,678        36,063         28,568
   30,022         28,451        37,505         29,633
   31,300         30,695        38,957         31,463
   31,488         30,827        38,037         31,235
   33,790         32,480        40,149         33,612
   31,763         31,788        38,896         32,634
   30,867         30,698        38,701         31,642
   30,632         29,749        37,641         31,277
   32,780         31,266        40,024         33,857
   35,255         32,908        40,836         36,752
   37,877         34,862        43,241         40,000
   36,828         33,879        41,071         39,412
   43,796         36,251        40,294         45,979
   44,843         39,285        44,235         47,583


AVERAGE ANNUAL RETURN+
THROUGH 3/31/00
                                                                         Since
                                                                       Inception
                                             1 Year       5 Years       4/10/92
--------------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND                       49.36%        22.43%        20.70%
--------------------------------------------------------------------------------
S&P Midcap Index                             38.09%        24.06%        18.65%
--------------------------------------------------------------------------------
S&P Midcap Growth Index                      60.57%        30.26%        21.53%
--------------------------------------------------------------------------------
S&P 500 Index                                17.94%        26.76%        20.42%
--------------------------------------------------------------------------------

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**
                                                               % of Net Assets
                                                              ------------------
Issue                         Sector                          3/31/00    3/31/99
--------------------------------------------------------------------------------
REMEC                         Electronic Technology             3.38         --
ADC Telecommunications        Telecommunication Technology      3.24       1.71
Analog Devices                Electronic Technology             3.09       1.61
Maxim Integrated Products     Telecommunication Technology      2.94       1.73
Vitesse Semiconductor         Telecommunication Technology      2.76         --
Siebel Systems                Technology Services               2.64       0.96
Linear Technology             Telecommunication Technology      2.64       1.69
VERITAS Software              Electronic Technology             2.40         --
CIENA                         Electronic Technology             2.31         --
Amdocs                        Commercial Services               2.27         --
================================================================================
TOTAL                                                          27.67       7.70

** EXCLUDES SHORT-TERM SECURITIES, U.S. TREASURY AND GOVERNMENT OBLIGATIONS.


NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI MIDCAP GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


                                                                              13
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                                IAI REGIONAL FUND


IAI REGIONAL FUND

FUND MANAGEMENT

IAI REGIONAL TEAM
JULIAN P. "BING" CARLIN, CFA
AMY DENN


TOP FIVE
COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

HEALTH TECHNOLOGY              16.4%
TELECOMMUNICATION TECHNOLOGY   12.6%
PRODUCER MANUFACTURING         11.3%
TECHNOLOGY SERVICES             9.0%
CONSUMER SERVICES               5.9%


HOW HAS THE FUND PERFORMED?

The IAI Regional Fund showed a return of 12.3% for the 12 month period ending March 31, 2000 compared to the S&P 500's return of 17.9%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

On a sector basis, the primary performance contributors were technology and health care. Within technology, top picks included ADC Telecommunications, Corning, and Intranet Solutions. Diametrics Medical and Medtronic were the best performers in healthcare. Another successful holding was C.H. Robinson Worldwide, a non-asset based company that provides transportation services and logistics solutions. Companies that were acquired at significant premiums during this period included Recovery Engineering and Chicago Title.

The stock market was one of "haves" and "haves nots" during this period. Only two sectors, technology and capital goods, outperformed the S&P 500. The worst performing sectors over the past year included transportation, consumer staples, and financials. We continue to believe a diversified portfolio with representation in all sectors is the best approach for our shareholders.

WERE THERE ANY SIGNIFICANT CHANGES?

One notable change in the composition of the portfolio over the past twelve months has been a shift toward companies with larger market caps. We also increased the percentage of permissible non-regional holdings from 20% to 35% to better reflect industry changes over the past 20 years. Although we continue to focus on the Midwest region, this change provides us with the ability to invest in businesses important to the overall economy which are not headquartered in our eight state area, particularly telecommunications and the Internet, as well as companies in the healthcare sector, including medical device and pharmaceutical firms.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

During the past five years, billions of dollars have flowed to mutual funds through IRAs, 401(k) plans, etc. Strong U.S. growth, a rising dollar and falling commodity prices have been the catalysts for the upward move in stock prices. Expanding price-to-earnings ratios accounted for more than 60% of stock market gains from 1995-1999 while earnings growth contributed less than 30%. The impact that technology has had on the market is reflected by this sector's weighting within the S&P 500. This component has increased to more than 30%, up from 12% just three years ago, as the Internet, fiber optics, and other areas of technology dominated the marketplace.


WHAT IS YOUR OUTLOOK FOR THE FUND?

Volatility remains high and valuations in some areas - particularly technology - continue to look extended. The market is likely to be uncertain in the coming months as we expect further tightening by the Federal Reserve in their intent to slow economic growth. The risk of rising inflation as well as a growing U.S. current account trade deficit reinforces our cautious outlook. We emphasize stock selection as the key to beating the market in this environment.


14
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                                IAI REGIONAL FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

IAI REGIONAL       S&P 500
   FUND             INDEX

  10,000           10,000
   9,789            9,753
  10,628           10,703
  10,831           10,630
  10,555           10,595
   9,710            9,638
   9,288            9,163
   9,190            9,131
   9,726            9,717
   9,983            9,986
  10,628           10,428
  11,217           11,175
  11,800           11,440
  11,727           11,472
  12,136           11,963
  11,723           11,416
  12,230           11,949
  12,575           12,231
  12,535           12,030
  12,908           12,190
  12,414           11,699
  13,514           13,036
  13,670           12,795
  13,627           12,959
  13,308           12,703
  13,095           13,075
  13,226           13,144
  12,952           12,953
  13,197           13,476
  12,869           13,203
  13,120           13,355
  13,242           13,403
  13,750           13,856
  13,993           14,038
  14,129           14,141
  14,038           14,332
  14,415           14,643
  14,058           14,284
  14,234           14,667
  14,426           14,715
  14,299           14,646
  15,022           15,204
  15,376           15,093
  15,382           15,400
  14,801           15,254
  15,248           15,442
  15,653           15,961
  15,447           15,527
  14,884           14,854
  15,005           15,045
  14,870           15,291
  14,480           14,912
  14,831           15,405
  15,630           16,032
  15,310           15,645
  15,585           16,006
  15,048           15,419
  15,350           15,646
  15,556           16,052
  16,058           16,674
  16,424           17,169
  16,851           17,675
  17,247           18,374
  17,706           18,805
  18,567           19,436
  18,621           19,489
  18,933           20,308
  18,676           20,234
  19,645           21,124
  20,360           21,514
  20,643           22,252
  20,936           22,466
  21,125           22,687
  22,183           23,026
  23,017           23,619
  22,350           23,717
  20,718           22,662
  21,557           23,146
  22,023           24,448
  22,261           25,130
  23,118           27,043
  23,564           26,516
  23,696           28,166
  24,376           28,393
  22,952           27,211
  23,368           28,829
  25,756           30,597
  26,864           31,959
  28,459           34,522
  27,981           32,614
  29,945           34,390
  28,349           33,255
  28,004           34,779
  28,006           35,370
  27,684           35,769
  29,024           38,341
  30,194           40,304
  30,296           40,711
  29,678           40,011
  29,889           41,636
  28,356           41,190
  23,048           35,234
  24,541           37,493
  25,079           40,541
  26,508           42,997
  27,621           45,474
  29,182           47,375
  28,473           45,902
  27,858           47,738
  27,844           49,585
  27,766           48,415
  28,716           51,102
  27,510           49,508
  26,681           49,260
  26,191           47,910
  27,424           50,943
  27,803           51,977
  30,002           55,039
  28,202           52,276
  30,015           51,288
  31,291           56,304


AVERAGE ANNUAL RETURN+
THROUGH 3/31/00
                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
IAI REGIONAL FUND                            12.33%        13.76%        12.08%
--------------------------------------------------------------------------------
S&P 500 Index                                17.94%        26.76%        18.84%
--------------------------------------------------------------------------------

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS**

                                                                     % of Net Assets
                                                                    -----------------
Issue                                 Sector                        3/31/00   3/31/99
-------------------------------------------------------------------------------------
Diametrics Medical                    Health Technology               4.68      2.84
ADC Telecommunications                Telecommunication Technology    4.42        --
Corning                               Electronic Technology           3.57        --
Time Warner                           Consumer Services               3.44        --
Medtronic                             Health Technology               3.38      1.76
Motorola                              Telecommunication Technology    3.26        --
DST Systems                           Technology Services             3.11        --
McDonald's                            Consumer Services               3.06        --
Telephone and Data Systems            Utilities                       3.04        --
Minnesota Mining and Manufacturing    Producer Manufacturing          3.03        --
======================================================================================
TOTAL                                                                34.99      4.60

** EXCLUDES SHORT-TERM SECURITIES, U.S. TREASURY AND GOVERNMENT OBLIGATIONS.


NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR IAI REGIONAL FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


                                                                              15
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                                 IAI VALUE FUND


IAI VALUE FUND

FUND MANAGEMENT

IAI SMALL CAP/
MIDCAP TEAM
CURT D. MCLEOD, CFA
SCOTT A. BILLEADEAU, CFA
ROBERT E. SCOTT, CFA
ROBERT J. MLNARIK


TOP FIVE
COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

ELECTRONIC TECHNOLOGY          23.8%
TECHNOLOGY SERVICES            13.8%
TELECOMMUNICATION TECHNOLOGY   12.9%
HEALTH TECHNOLOGY               8.2%
RETAIL TRADE                    7.6%


HOW HAS THE FUND PERFORMED?

For the past twelve months ending March 31, 2000, the return for the IAI Value Fund was 6.0% as compared to the Russell 2500 Index's return of 43.5% and the S&P 500's return of 17.9%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Technology stocks dominated the performance of nearly all market participants during the year. Several technology holdings in the portfolio posted astounding results. Tollgrade Communications, Anadigics Inc., and Remec Inc. all more than tripled in the last twelve months. The capital goods sector also produced strong results for the portfolio with DII Group and Three-Five Systems each more than tripling as well. The Fund's investments in consumer sectors detracted from relative performance. In particular, Service Experts Inc., Advantage Learning Systems Inc., and Towne Services Inc. significantly disappointed investors and under performed dramatically in the second half of the year.

WERE THERE ANY SIGNIFICANT CHANGES?

As the market experienced extreme volatility, the Fund management team was very active taking advantage of opportunities presented in this environment. All activity concentrated on executing our discipline of owning growing companies with superior business models trading at very attractive valuations. Earlier in the year we significantly increased our exposure in the technology area. More recently, sharp price increases have led to stretched valuations and allowed us to take profits. We then redeployed the proceeds of those sales into new technology companies with more attractive valuations. We also used some of the technology proceeds to increase our holdings in non technology areas such as the consumer and healthcare sectors where we see strong fundamental outlooks and more attractive valuations. Additionally, the Fund's portfolio of restricted securities was reduced significantly during the year.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Stocks of small cap and midcap companies generated stellar returns during the last twelve months. In addition, the market was decidedly growth oriented, particularly during the last six months. However, those companies with the highest valuations, i.e. high P/E ratios, and those with no earnings prospects, captured most of the market participants focus during the period. Our disciplined valuation approach detracted from the fund participating fully in speculative valuation bubble created in the market.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The stock market has been very volatile recently due to concerns over rising interest rates and valuations. We believe the outlook for the small cap market is extremely attractive. Small cap stocks are trading near all-time low relative valuations, and are beginning to demonstrate higher and accelerating growth prospects. We feel we are still in the early part of a protracted small cap relative performance cycle. Despite the recent strong performance of small cap stocks, we believe there are still attractive opportunities in this market cap segment.


16
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW

                                 IAI VALUE FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

IAI VALUE
  FUND          RUSSELL 2500      S&P 500

10,000     10,000     10,000
 9,691      9,632      9,753
10,627     10,393     10,703
10,646     10,393     10,630
10,258     10,021     10,595
 9,147      8,815      9,638
 8,517      8,109      9,163
 8,212      7,724      9,131
 8,749      8,382      9,717
 9,077      8,755      9,986
 9,645      9,452     10,428
10,255     10,415     11,175
10,620     10,985     11,440
10,640     10,961     11,472
11,076     11,464     11,963
10,588     10,964     11,416
10,713     11,477     11,949
10,827     11,908     12,231
10,503     11,907     12,030
10,827     12,176     12,190
 9,972     11,690     11,699
10,871     12,844     13,036
11,593     13,480     12,795
12,175     13,836     12,959
11,917     13,394     12,703
11,927     13,127     13,075
11,852     13,246     13,144
11,447     12,786     12,953
11,828     13,264     13,476
11,219     12,915     13,203
11,372     13,135     13,355
11,436     13,529     13,403
11,969     14,419     13,856
12,166     14,923     14,038
12,590     15,282     14,141
12,482     15,068     14,332
12,655     15,631     14,643
12,601     15,185     14,284
12,895     15,794     14,667
13,104     15,958     14,715
13,104     16,060     14,646
13,675     16,770     15,204
13,928     17,087     15,093
14,268     17,291     15,400
14,443     16,737     15,254
14,850     17,391     15,442
15,047     17,941     15,961
14,887     17,875     15,527
14,262     17,006     14,854
14,163     17,105     15,045
14,323     16,929     15,291
14,172     16,404     14,912
14,343     16,849     15,405
14,923     17,759     16,032
14,502     17,580     15,645
14,212     17,607     16,006
13,474     16,844     15,419
13,504     17,208     15,646
13,848     17,173     16,052
14,697     18,037     16,674
14,816     18,479     17,169
15,175     18,807     17,675
15,426     19,205     18,374
15,855     20,126     18,805
16,391     21,313     19,436
16,578     21,654     19,489
16,726     22,060     20,308
16,324     21,370     20,234
16,819     22,282     21,124
16,795     22,663     21,514
17,113     22,823     22,252
17,517     23,511     22,466
17,935     23,990     22,687
18,570     25,099     23,026
18,410     25,781     23,619
18,598     24,989     23,717
17,445     23,160     22,662
17,670     24,491     23,146
18,075     25,553     24,448
18,525     25,385     25,130
19,155     26,612     27,043
20,469     26,976     26,516
20,501     27,721     28,166
19,833     27,310     28,393
18,986     26,073     27,211
18,937     26,403     28,829
20,598     28,833     30,597
21,961     30,012     31,959
22,627     31,771     34,522
23,036     32,213     32,614
24,757     34,319     34,390
24,279     32,778     33,255
24,228     32,925     34,779
24,480     33,548     35,370
23,699     33,034     35,769
24,360     35,433     38,341
25,483     36,988     40,304
25,924     37,129     40,711
32,701     35,406     40,011
31,802     35,448     41,636
27,435     33,013     41,190
21,795     26,787     35,234
20,583     28,689     37,493
22,339     30,258     40,541
22,108     31,756     42,997
24,472     33,680     45,474
30,543     33,623     47,375
29,138     31,414     45,902
27,644     32,086     47,738
26,397     34,958     49,585
27,099     35,500     48,415
29,270     37,346     51,102
20,855     36,610     49,508
19,991     35,464     49,260
19,605     34,936     47,910
18,900     35,701     50,943
20,559     37,718     51,977
23,365     41,810     55,039
22,935     40,849     52,276
28,410     46,747     51,288
29,305     46,032     56,304

AVERAGE ANNUAL RETURN+
THROUGH 3/31/00
                                              1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
IAI VALUE FUND                                 6.01%       14.61%        11.35%
--------------------------------------------------------------------------------
Russell 2500 Index                            43.48%       20.02%        16.49%
--------------------------------------------------------------------------------
S&P 500 Index                                 17.94%       26.76%        18.84%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP TEN HOLDINGS*
                                                                % of Net Assets
                                                               -----------------
Issue                             Sector                       3/31/00   3/31/99
--------------------------------------------------------------------------------
CCC Information Services Group    Technology Services            3.58        --
REMEC                             Electronic Technology          3.32        --
Tollgrade Communications          Telecommunication Technology   3.30        --
Three-Five Systems                Electronic Technology          3.16        --
Aftermarket Technology            Consumer Durables              3.14        --
Radian Group                      Financial                      2.73        --
JAKKS Pacific                     Consumer Non-Durables          2.56        --
99 Cents Only Stores              Retail Trade                   2.56        --
Mercury Computer Systems          Electronic Technology          2.39        --
IMRglobal                         Technology Services            2.33        --
================================================================================
TOTAL                                                           29.07        --

* EXCLUDES SHORT-TERM SECURITIES, U.S. TREASURY AND GOVERNMENT OBLIGATIONS.


NOTE TO FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI VALUE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


                                                                              17
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                          IAI CAPITAL APPRECIATION FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 94.0%
                                                             Market
                                            Quantity        Value (a)
---------------------------------------------------------------------
COMMERCIAL SERVICES - 6.1%
Catalina Marketing (b)                        3,700        $  374,625
Official Payments (b)                         2,100            88,200
Profit Recovery Group
   International (b)                         20,400           377,400
TTI Team Telecom
   International, foreign (b)                 6,600           217,800
Valassis Communications (b)                  13,000           433,062
                                                           ----------
                                                            1,491,087
---------------------------------------------------------------------
CONSUMER DURABLES - 3.0%
Aftermarket Technology (b)                   59,300           741,250
---------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.6%
JAKKS Pacific (b)                            28,950           624,234
---------------------------------------------------------------------
CONSUMER SERVICES - 2.8%
Apollo Group Class A (b)                      8,200           231,137
Hotel Reservations Network
   Class A (b)                               12,600           223,650
Papa John's International (b)                 7,200           237,600
                                                           ----------
                                                              692,387
---------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 22.6%
ADE (b)                                       4,500            99,000
American Xtal Technology (b)                  9,500           307,562
ArrowPoint Communications (b)                   200            23,697
AstroPower (b)                                5,500           177,719
California Amplifier (b)                      3,600           111,600
Cognex (b)                                    3,600           207,675
Datalink (b)                                 14,300           286,000
Exar (b)                                      5,300           379,281
Lattice Semiconductor (b)                     6,700           453,506
Mercury Computer Systems (b)                 12,000           586,500
National Computer Systems                     6,900           350,175
REMEC (b)                                    16,000           808,000
Sawtek (b)                                    6,800           357,425
Three-Five Systems (b)                       12,833           769,980
Visual Networks (b)                           2,400           136,200
Zamba (b)                                    20,600           215,656
Zoran (b)                                     4,600           259,037
                                                           ----------
                                                            5,529,013
---------------------------------------------------------------------

                                                              Market
                                            Quantity        Value (a)
---------------------------------------------------------------------
ENERGY MINERALS - 1.7%
Patterson Energy (b)                         13,400        $  425,450
---------------------------------------------------------------------
FINANCIAL - 2.7%
Radian Group                                 13,899           661,940
---------------------------------------------------------------------
HEALTH SERVICES - 3.1%
Patterson Dental (b)                          8,150           311,738
Renal Care Group (b)                         20,600           446,763
                                                           ----------
                                                              758,501
---------------------------------------------------------------------
HEALTH TECHNOLOGY - 8.1%
Albany Molecular Research (b)                 6,300           367,763
Antigenics (b)                                1,000            20,375
Coherent (b)                                  5,900           306,800
Eclipse Surgical Technologies (b)             8,800            65,450
Emisphere Technologies (b)                    4,300           223,063
InfoCure (b)                                 14,900           258,888
Maxygen (b)                                     900            58,669
Mentor                                       17,450           471,150
Novoste (b)                                   5,300           212,000
                                                           ----------
                                                            1,984,158
---------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.2%
Advanced Lighting
   Technologies (b)                           5,200            97,500
Applied Science and
   Technology (b)                            13,800           417,450
IFCO Systems, foreign (b)                     4,725           108,084
Trex Company (b)                              3,200           122,400
Zebra Technologies Class A (b)               10,400           520,000
                                                           ----------
                                                            1,265,434
---------------------------------------------------------------------
RETAIL TRADE - 7.6%
Express Scripts Class A (b)                   2,400           100,800
Kenneth Cole Productions
   Class A (b)                                7,100           278,675
99 Cents Only Stores (b)                     15,900           624,075
Pacific Sunwear of California (b)            14,100           542,850
Wild Oats Markets (b)                        15,250           312,625
                                                           ----------
                                                            1,859,025
---------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

18
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                          IAI CAPITAL APPRECIATION FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS (CONT.) - 94.0%
                                                    Market
                                    Quantity      Value (a)
------------------------------------------------------------
TECHNOLOGY SERVICES - 13.8%
Alamosa PCS Holdings (b)              5,600      $  211,400
American Mobile Satellite (b)        11,700         280,800
CCC Information Services Group (b)   41,900         900,850
Diamond Technology Partners (b)       1,400          92,050
DSET (b)                             18,000         331,875
Exchange Applications (b)             5,400         285,778
Great Plains Software (b)             4,700         250,863
iGATE Capital (b)                     7,700         347,463
IMRglobal (b)                        39,500         567,813
Wavo (b)                             25,500         113,953
                                                 ----------
                                                  3,382,845
-----------------------------------------------------------
TELECOMMUNICATION
 TECHNOLOGY - 14.0%
Advanced Radio Telecom (b)            7,300         241,812
ANADIGICS (b)                         6,300         415,800
ANTEC (b)                             8,200         367,462
Aware (b)                             3,400         136,425
BreezeCom, foreign (b)                5,000         186,875
CommScope (b)                         3,200         146,000
Com21 (b)                             5,500         258,500
Digital Microwave (b)                 8,600         291,325
Orckit Communications, foreign (b)    4,900         328,300
Tollgrade Communications (b)         15,800         837,400
Westell Technologies Class A (b)      6,900         219,937
                                                 ----------
                                                  3,429,836
-----------------------------------------------------------
TRANSPORTATION - 0.7%
Atlas Air (b)                         6,500         177,938
===========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $18,665,038)............................ $23,023,098
===========================================================

SHORT-TERM SECURITIES - 8.7%
                                                       Principal        Market
Rate                                      Maturity   Amount/Shares    Value (a)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 4.9%
Gillette (Consumer Non-Durables) (e)
    6.20%                                 04/03/00    $1,200,000     $1,199,587
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 3.8%
Firstar Institutional Money Market Fund
    5.69%                                                919,835        919,835
================================================================================
TOTAL INVESTMENTS IN SHORT-TERM
SECURITIES (COST: $2,119,422)......................................  $2,119,422
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $20,784,460) (g)............................................ $25,142,520
================================================================================
OTHER ASSETS AND LIABILITIES
(NET) - (2.7)% ....................................................   $(656,881)
================================================================================
TOTAL NET ASSETS .................................................. $24,485,639
================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

                                                                              19
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                            IAI EMERGING GROWTH FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 97.9%
                                                             Market
                                           Quantity         Value (a)
----------------------------------------------------------------------

COMMERCIAL SERVICES - 6.3%
Catalina Marketing (b)                       14,100        $ 1,427,625
Official Payments (b)                         8,500            357,000
Profit Recovery Group
   International (b)                         71,800          1,328,300
TTI Team Telecom
   International, foreign (b)                26,000            858,000
Valassis Communications (b)                  49,100          1,635,644
                                                           -----------
                                                             5,606,569
----------------------------------------------------------------------
CONSUMER DURABLES - 3.1%
Aftermarket Technology (b)                  224,600          2,807,500
----------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.6%
JAKKS Pacific (b)                           109,450          2,360,016
----------------------------------------------------------------------
CONSUMER SERVICES - 3.3%
Apollo Group Class A (b)                     31,150            878,041
Hotel Reservations Network
   Class A (b)                               47,800            848,450
Papa John's International (b)                36,600          1,207,800
                                                           -----------
                                                             2,934,291
----------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 23.5%
ADE (b)                                      17,100            376,200
American Xtal Technology (b)                 35,800          1,159,025
ArrowPoint Communications (b)                   900            106,636
AstroPower (b)                               20,900            675,331
California Amplifier (b)                     13,600            421,600
Cognex (b)                                   13,600            784,550
Datalink (b)                                 59,200          1,184,000
Exar (b)                                     20,000          1,431,250
Lattice Semiconductor (b)                    25,200          1,705,725
Mercury Computer Systems (b)                 45,200          2,209,150
National Computer Systems                    26,000          1,319,500
REMEC (b)                                    60,600          3,060,300
Sawtek (b)                                   25,600          1,345,600
Three-Five Systems (b)                       48,300          2,898,000
Visual Networks (b)                           9,000            510,750
Zamba (b)                                    78,300            819,703
Zoran (b)                                    17,500            985,469
                                                           -----------
                                                            20,992,789
----------------------------------------------------------------------

                                                             Market
                                           Quantity         Value (a)
----------------------------------------------------------------------
ENERGY MINERALS - 1.8%
Patterson Energy (b)                         50,800        $ 1,612,900
----------------------------------------------------------------------
FINANCIAL - 2.8%
Radian Group                                 52,600          2,505,075
----------------------------------------------------------------------
HEALTH SERVICES - 3.2%
Patterson Dental (b)                         30,900          1,181,925
Renal Care Group (b)                         78,100          1,693,794
                                                           -----------
                                                             2,875,719
----------------------------------------------------------------------
HEALTH TECHNOLOGY - 8.4%
Albany Molecular Research (b)                23,900          1,395,162
Antigenics (b)                                4,100             83,537
Coherent (b)                                 22,200          1,154,400
Eclipse Surgical Technologies (b)            33,300            247,669
Emisphere Technologies (b)                   16,200            840,375
GalaGen (b)                                   4,874             12,642
InfoCure (b)                                 56,300            978,212
Maxygen (b)                                   3,800            247,712
Mentor                                       66,100          1,784,700
Novoste (b)                                  20,000            800,000
                                                           -----------
                                                             7,544,409
----------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.6%
Advanced Lighting
   Technologies (b)                          19,600            367,500
Applied Science and
   Technology (b)                            52,000          1,573,000
IFCO Systems, foreign (b)                    18,789            429,798
Trex Company (b)                             13,100            501,075
Zebra Technologies Class A (b)               43,000          2,150,000
                                                           -----------
                                                             5,021,373
----------------------------------------------------------------------
RETAIL TRADE - 8.0%
Express Scripts Class A (b)                  10,900            457,800
Kenneth Cole Productions
   Class A (b)                               26,900          1,055,825
99 Cents Only Stores (b)                     60,233          2,364,145
Pacific Sunwear of California (b)            53,300          2,052,050
Wild Oats Markets (b)                        58,800          1,205,400
                                                           -----------
                                                             7,135,220
----------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

20
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                            IAI EMERGING GROWTH FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS (CONT.) - 97.9%
                                                     Market
                                     Quantity      Value (a)
------------------------------------------------------------
TECHNOLOGY SERVICES - 14.2%
Alamosa PCS Holdings (b)              21,300     $   804,075
American Mobile Satellite (b)         44,400       1,065,600
CCC Information Services Group (b)   145,800       3,134,700
Diamond Technology Partners (b)        5,100         335,325
DSET (b)                              68,100       1,255,594
Exchange Applications (b)             20,500       1,084,898
Great Plains Software (b)             17,900         955,413
iGATE Capital (b)                     32,300       1,457,538
IMRglobal (b)                        149,300       2,146,188
Wavo (b)                              96,400         430,788
                                                  ----------
                                                  12,670,119
------------------------------------------------------------
TELECOMMUNICATION
 TECHNOLOGY - 14.3%
Advanced Radio Telecom (b)            27,700         917,562
ANADIGICS (b)                         23,950       1,580,700
ANTEC (b)                             31,100       1,393,669
Aware (b)                             13,300         533,662
BreezeCom, foreign (b)                17,800         665,275
CommScope (b)                         11,900         542,937
Com21 (b)                             20,900         982,300
Digital Microwave (b)                 32,400       1,097,550
Orckit Communications, foreign (b)    18,300       1,226,100
Tollgrade Communications (b)          57,200       3,031,600
Westell Technologies Class A (b)      26,000         828,750
                                                 -----------
                                                  12,800,105
------------------------------------------------------------
TRANSPORTATION - 0.8%
Atlas Air (b)                         24,700         676,163
============================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $70,732,770)............................. $87,542,248
============================================================

RESTRICTED SECURITIES - 0.2%
                                  Ownership          Market
                                  Percentage (d)   Value (a)
------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.2%
Alta Berkeley III, foreign (b)        1.78%         $161,520
South Street Corporate Recovery
   Fund I (b)                         0.69                --
South Street Leveraged Corporate
   Recovery Fund I (b)                1.65                --
                                                    --------
                                                     161,520
------------------------------------------------------------
                   Exercise       Principal          Market
Rate                 Date        Amount (d)        Value (a)
------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%
Air Communications Series B (b)
10.00%             02/28/97       $258,332             $  --
                                                  ----------
                                                          --
------------------------------------------------------------

                   Exercise                          Market
Exercise Price       Date         Quantity (d)     Value (a)
------------------------------------------------------------
WARRANTS - 0.0%
GalaGen,
   $ 11.08         07/09/00           1,805            $  --
GalaGen,
   $ 11.08         01/29/01          22,501               --
                                                  ----------
                                                          --
============================================================
TOTAL INVESTMENTS IN RESTRICTED
SECURITIES (COST: $372,822)........................ $161,520
============================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

                                                                              21
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                            IAI EMERGING GROWTH FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

SHORT-TERM SECURITIES - 3.3%
                                                      Principal        Market
Rate                                     Maturity   Amount/Shares    Value (a)
-------------------------------------------------------------------------------
COMMERCIAL PAPER - 2.9%
Associates (FINANCIAL)
    6.20%                                04/03/00    $2,500,000      $2,549,122
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.4%
Firstar Institutional Money Market Fund
    5.69%                                               375,260         375,260
===============================================================================
TOTAL INVESTMENTS IN SHORT-TERM
SECURITIES (COST: $2,924,382).....................................   $2,924,382
===============================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $74,029,974) (g)...........................................  $90,628,150
===============================================================================
OTHER ASSETS AND LIABILITIES
(NET) - (1.4)% ...................................................  $(1,227,531)
===============================================================================
TOTAL NET ASSETS .................................................  $89,400,619
===============================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

22
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                 IAI GROWTH FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 99.3%
                                                          Market
                                         Quantity        Value (a)
------------------------------------------------------------------
COMMERCIAL SERVICES - 3.0%
Amdocs (b)                                 3,460        $  254,959
------------------------------------------------------------------
CONSUMER DURABLES - 2.4%
Electronic Arts (b)                        2,800           199,325
------------------------------------------------------------------
CONSUMER NON-DURABLES - 1.6%
PepsiCo                                    3,800           131,337
------------------------------------------------------------------
CONSUMER SERVICES - 3.9%
Clear Channel Communications (b)           2,300           158,844
Time Warner                                1,700           170,000
                                                        ----------
                                                           328,844
------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 20.9%
Cisco Systems (b)                          7,100           548,919
EMC (b)                                    2,150           268,750
Intel                                      4,240           559,415
JDS Uniphase (b)                           1,000           120,562
Sun Microsystems (b)                       2,900           271,739
                                                        ----------
                                                         1,769,385
------------------------------------------------------------------
FINANCIAL - 7.5%
American International Group               1,337           146,401
Citigroup                                  2,500           148,281
The Charles Schwab                         5,900           335,194
                                                        ----------
                                                           629,876
------------------------------------------------------------------
HEALTH SERVICES - 2.9%
Cardinal Health                            5,295           242,908
------------------------------------------------------------------
HEALTH TECHNOLOGY - 13.0%
Bristol-Myers Squibb                       2,510           144,953
Genentech (b)                                800           121,600
Medtronic                                  4,700           241,756
Schering-Plough                            4,750           174,563
Warner-Lambert                             4,280           417,300
                                                        ----------
                                                         1,100,172
------------------------------------------------------------------

                                                           Market
                                         Quantity        Value (a)
------------------------------------------------------------------
PROCESS INDUSTRIES - 4.4%
General Electric                           2,420        $  375,554
------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.4%
Tyco International, foreign                7,450           371,569
------------------------------------------------------------------
RETAIL TRADE - 9.2%
CVS                                        4,700           176,544
The Gap                                    4,200           209,213
Lowe's Companies                           3,250           189,719
Wal-Mart Stores                            3,550           197,025
                                                        ----------
                                                           772,501
------------------------------------------------------------------
TECHNOLOGY SERVICES - 15.0%
America Online (b)                         4,200           282,450
Global Crossing, foreign (b)               3,050           124,859
Microsoft (b)                              4,140           439,875
Oracle (b)                                 5,400           421,538
                                                        ----------
                                                         1,268,722
------------------------------------------------------------------
TELECOMMUNICATION TECHNOLOGY - 8.0%
Lucent Technologies                        4,230           256,972
Motorola                                     800           113,900
Nortel Networks                            2,400           302,400
                                                        ----------
                                                           673,272
                                                        ----------
UTILITIES - 3.1%
MCI WorldCom (b)                           3,700           167,656
Sprint                                     1,500            94,500
                                                        ----------
                                                           262,156
==================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $6,635,194)..................................... $8,380,580
==================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

                                                                              23
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                 IAI GROWTH FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

SHORT-TERM SECURITY - 2.9%
                                                               Market
Rate                                          Shares         Value (a)
-----------------------------------------------------------------------
INVESTMENT COMPANY - 2.9%
Firstar Institutional Money Market Fund
    5.69%                                     249,869           $249,869
========================================================================
TOTAL INVESTMENT IN SHORT-TERM
SECURITY (COST: $249,869)...................................    $249,869
========================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $6,885,063) (g)......................................  $8,630,449
========================================================================
OTHER ASSETS AND LIABILITIES
(NET) - (2.2%) ..............................................  $(188,084)
========================================================================
TOTAL NET ASSETS ............................................ $8,442,365
========================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

24
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                           IAI GROWTH AND INCOME FUND

                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 96.9%
                                                             Market
                                           Quantity        Value (a)
--------------------------------------------------------------------
COMMERCIAL SERVICES - 1.2%
Amdocs (b)                                   5,100        $  375,806
--------------------------------------------------------------------
CONSUMER DURABLES - 2.1%
Electronic Arts (b)                          9,200           654,925
--------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.1%
Colgate-Palmolive                            4,500           253,687
PepsiCo                                     12,000           414,750
                                                          ----------
                                                             668,437
--------------------------------------------------------------------
CONSUMER SERVICES - 3.4%
Clear Channel Communications (b)             6,100           421,281
Time Warner                                  6,300           630,000
                                                          ----------
                                                           1,051,281
--------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 19.2%
Analog Devices (b)                           6,000           483,375
Cisco Systems (b)                           12,600           974,137
EMC (b)                                      2,700           337,500
Flextronics International (b)               16,400         1,155,175
Intel                                        9,100         1,200,631
JDS Uniphase (b)                             1,400           168,787
Palm (b)                                     8,800           394,900
Sun Microsystems (b)                         5,300           496,627
Synopsys (b)                                16,600           809,250
                                                          ----------
                                                           6,020,382
--------------------------------------------------------------------
ENERGY MINERALS - 5.7%
Chevron                                      3,000           277,313
Exxon Mobil                                  9,100           708,094
Halliburton                                  7,100           291,100
Schlumberger                                 4,500           344,250
Texaco                                       3,300           176,963
                                                          ----------
                                                           1,797,720
--------------------------------------------------------------------

                                                            Market
                                           Quantity        Value (a)
--------------------------------------------------------------------
FINANCIAL - 9.2%
American International Group                 3,400        $  372,300
Bank of America                              5,800           304,137
Charles Schwab                               8,400           477,225
Chase Manhattan                              3,000           261,563
Citigroup                                    9,650           572,366
Freddie Mac                                  8,000           353,500
Mellon Financial                             7,300           215,350
Wells Fargo                                  8,200           335,688
                                                          ----------
                                                           2,892,129
--------------------------------------------------------------------
HEALTH SERVICES - 1.8%
Cardinal Health                             12,100           555,087
--------------------------------------------------------------------
HEALTH TECHNOLOGY - 8.1%
Baxter International                         4,700           294,631
Bristol-Myers Squibb                         6,000           346,500
GalaGen (b)                                  1,625             4,215
Medtronic                                   16,200           833,287
Schering-Plough                             12,100           444,675
Warner-Lambert                               6,500           633,750
                                                          ----------
                                                           2,557,058
--------------------------------------------------------------------
NON-ENERGY MINERALS - 0.5%
Weyerhaeuser                                 3,000           171,000
--------------------------------------------------------------------
PROCESS INDUSTRIES - 4.5%
General Electric                             6,900         1,070,794
Praxair                                      8,000           333,000
                                                          ----------
                                                           1,403,794
--------------------------------------------------------------------
PRODUCER MANUFACTURING - 3.5%
Tyco International, foreign                 22,300         1,112,213
--------------------------------------------------------------------
RETAIL TRADE - 8.6%
CVS                                          9,000           338,063
Dollar General                              22,500           604,688
The Gap                                      9,400           468,238
Lowe's Companies                             7,500           437,813
Target                                       6,100           455,975
Wal-Mart Stores                              7,100           394,050
                                                          ----------
                                                           2,698,827
--------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

                                                                              25
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                           IAI GROWTH AND INCOME FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS (CONT.) - 96.9%
                                              Market
                               Quantity     Value (a)
-----------------------------------------------------
TECHNOLOGY SERVICES - 16.0%
America Online (b)              10,400    $   699,400
Citrix Systems (b)               3,200        212,000
Global Crossing, foreign (b)     6,500        266,094
MatrixOne (b)(f)               122,428      1,955,787
Microsoft (b)                   12,200      1,296,250
Oracle (b)                       7,800        608,887
                                          -----------
                                            5,038,418
-----------------------------------------------------
TELECOMMUNICATION TECHNOLOGY - 4.6%
Lucent Technologies             12,700        771,525
Motorola                         2,100        298,987
Nortel Networks                  3,000        378,000
                                          -----------
                                            1,448,512
-----------------------------------------------------
UTILITIES - 6.4%
AT&T                             8,600        483,750
Bell Atlantic                    8,300        507,337
Enron                            5,200        389,350
MCI WorldCom (b)                 8,250        373,828
Sprint                           4,000        252,000
                                          -----------
                                            2,006,265
=====================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $23,868,895)...................... $30,451,854
=====================================================

RESTRICTED SECURITIES - 0.7%
                                 Ownership             Market
                               Percentage (d)        Value (a)
--------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.7%
Alta Berkeley III, foreign (b)     1.78%              $161,520
South Street Corporate Recovery
   Fund I (b)                      1.44                     --
Vanguard Associates III (b)        6.55                 42,409
                                                      --------
                                                       203,929
==============================================================
TOTAL INVESTMENTS IN RESTRICTED
SECURITIES (COST: $545,041).....................      $203,929
==============================================================

SHORT-TERM SECURITY - 1.6%
                                                       Market
Rate                                     Shares      Value (a)
--------------------------------------------------------------
INVESTMENT COMPANY - 1.6%
Firstar Institutional Money Market Fund
       5.69%                             510,292      $510,292
==============================================================
TOTAL INVESTMENT IN SHORT-TERM
SECURITY (COST: $510,292).......................      $510,292
==============================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $24,924,228) (g).........................   $31,166,075
==============================================================
OTHER ASSETS AND LIABILITIES
(NET) - 0.8% ...................................      $250,126
==============================================================
TOTAL NET ASSETS ...............................   $31,416,201
==============================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

26
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 98.3%
                                                           Market
                                         Quantity        Value (a)
-------------------------------------------------------------------
COMMERCIAL SERVICES - 6.6%
Amdocs (b)                                13,100        $   965,306
Cintas                                    12,150            476,128
Paychex                                    6,350            332,581
Robert Half International (b)              8,400            398,475
Valassis Communications (b)               19,600            652,925
                                                        -----------
                                                          2,825,415
-------------------------------------------------------------------
CONSUMER DURABLES - 2.7%
Electronic Arts (b)                       10,300            733,231
Leggett & Platt                           20,400            438,600
                                                        -----------
                                                          1,171,831
-------------------------------------------------------------------
CONSUMER NON-DURABLES - 3.5%
Jones Apparel Group (b)                   20,600            656,625
McCormick & Company
   Non Voting Shares                       7,100            228,975
Starbucks (b)                             14,000            627,375
                                                        -----------
                                                          1,512,975
-------------------------------------------------------------------
CONSUMER SERVICES - 3.9%
Apollo Group Class A (b)                  27,000            761,062
DeVry (b)                                 12,100            369,050
Papa John's International (b)             15,600            514,800
                                                        -----------
                                                          1,644,912
-------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 24.2%
Altera (b)                                10,100            901,425
Analog Devices (b)                        16,302          1,313,330
Cabletron Systems (b)                     18,000            527,625
CIENA (b)                                  7,800            983,775
Cognex (b)                                 3,800            219,212
DII Group (b)                              8,500            961,031
Flextronics International (b)              7,500            528,281
Kopin (b)                                  2,600            178,750
Microchip Technology (b)                   9,000            591,750
QLogic (b)                                 6,300            853,650
REMEC (b)                                 28,500          1,439,250
Sawtek (b)                                 4,600            241,788
Synopsys (b)                              11,000            536,250
VERITAS Software (b)                       7,800          1,021,800
                                                        -----------
                                                         10,297,917
-------------------------------------------------------------------

                                                            Market
                                         Quantity         Value (a)
-------------------------------------------------------------------
ENERGY MINERALS - 1.3%
Smith International (b)                    7,000        $   542,500
-------------------------------------------------------------------
FINANCIAL - 6.0%
AFLAC                                      7,300            332,606
City National                             11,900            400,881
First Tennessee National                   9,100            184,844
Knight/Trimark Group (b)                  12,800            652,800
Mercantile Bankshares                     10,800            330,075
T. Rowe Price Associates                  11,100            438,450
Zions                                      5,300            220,613
                                                        -----------
                                                          2,560,269
-------------------------------------------------------------------
HEALTH SERVICES - 1.9%
Health Management
 Associates Class A (b)                   55,500            790,875
-------------------------------------------------------------------
HEALTH TECHNOLOGY - 9.6%
Biogen (b)                                10,300            719,713
Biomet                                    14,700            534,713
GalaGen (b)                                1,354              3,512
Healtheon/WebMD (b)                       16,600            381,800
MedImmune (b)                              2,100            365,662
MiniMed (b)                                2,200            284,900
Mylan Laboratories                        24,000            660,000
Sybron International (b)                  21,700            629,300
Watson Pharmaceuticals (b)                12,400            492,125
                                                        -----------
                                                          4,071,725
-------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.8%
Nabors Industries (b)                     19,700            764,606
-------------------------------------------------------------------
PRODUCER MANUFACTURING - 1.5%
American Power Conversion (b)             14,500            621,688
-------------------------------------------------------------------
RETAIL TRADE - 7.8%
Abercrombie & Fitch Class A (b)           10,300            164,800
American Eagle Outfitters (b)             14,200            538,712
Bed Bath & Beyond (b)                     17,500            689,063
Express Scripts Class A (b)                8,800            369,600
Family Dollar Stores                      28,200            586,912
Kohl's (b)                                 5,000            512,500
Ross Stores                                7,800            187,688
Staples (b)                               14,350            287,000
                                                        -----------
                                                          3,336,275
-------------------------------------------------------------------

              See accompanying Notes to Fund Portfolios on page 33

                                                                              27
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                             IAI MIDCAP GROWTH FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS (CONT.) - 98.3%
                                                  Market
                                Quantity        Value (a)
---------------------------------------------------------
TECHNOLOGY SERVICES - 9.4%
CIBER (b)                        12,300       $   252,150
Citrix Systems (b)                8,700           576,375
Fiserv (b)                       14,600           542,938
i2 Technologies (b)               2,500           305,313
Legato Systems (b)                6,800           303,450
Peregrine Systems (b)            13,200           885,225
Siebel Systems (b)                9,400         1,122,713
                                              -----------
                                                3,988,164
---------------------------------------------------------
TELECOMMUNICATION
 TECHNOLOGY - 16.4%
ADC Telecommunications (b)       25,600         1,379,200
Aware (b)                         7,300           292,912
CommScope (b)                    13,000           593,125
Comverse Technology (b)           2,800           529,200
Digital Microwave (b)            19,400           657,175
Linear Technology                20,400         1,122,000
Maxim Integrated Products (b)    17,600         1,250,700
Vitesse Semiconductor (b)        12,200         1,174,250
                                              -----------
                                                6,998,562
---------------------------------------------------------
UTILITIES - 1.7%
Citizens Utilities Class B (b)   19,200           314,400
Telephone and Data Systems        3,700           410,700
                                              -----------
                                                  725,100
=========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $28,594,812).......................... $41,852,814
=========================================================

RESTRICTED SECURITY - 0.0%
                                Ownership         Market
                              Percentage (d)    Value (a)
---------------------------------------------------------
LIMITED PARTNERSHIP - 0.0%
South Street Leveraged Corporate
 Recovery Fund I                 1.10%              $  --
=========================================================
TOTAL INVESTMENT IN RESTRICTED
SECURITY (COST: $0)................................ $  --
=========================================================

SHORT-TERM SECURITIES - 7.6%
                                                    Principal          Market
Rate                                  Maturity    Amount/Shares      Value (a)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 4.7%
BP Amoco Capital (Financial)
    6.23%                             04/03/00     $2,000,000        $1,999,308
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 2.9%
Firstar Institutional Money Market Fund
    5.69%                                           1,217,949         1,217,949
===============================================================================
TOTAL INVESTMENTS IN SHORT-TERM
SECURITIES (COST: $3,217,257)......................................  $3,217,257
===============================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $31,812,069) (g)............................................ $45,070,071
===============================================================================
OTHER ASSETS AND LIABILITIES
(NET) - (5.9%)..................................................... $(2,502,568)
===============================================================================
TOTAL NET ASSETS .................................................. $42,567,503
===============================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

28
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                IAI REGIONAL FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 88.7%
                                                          Market
                                       Quantity         Value (a)
-----------------------------------------------------------------
COMMERCIAL SERVICES - 1.3%
R.R. Donnelley & Sons                   120,000       $ 2,512,500
-----------------------------------------------------------------
CONSUMER NON-DURABLES - 3.1%
McDonald's                              155,000         5,822,187
-----------------------------------------------------------------
CONSUMER SERVICES - 5.9%
DeVry (b)                               155,000         4,727,500
Time Warner                              65,400         6,540,000
                                                      -----------
                                                       11,267,500
-----------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 4.7%
Corning                                  35,000         6,790,000
Metromedia Fiber Network
   Class A (b)                           22,000         2,128,500
                                                      -----------
                                                        8,918,500
-----------------------------------------------------------------
ENERGY MINERALS - 3.9%
Diamond Offshore Drilling                68,000         2,715,750
Exxon Mobil                              61,000         4,746,562
                                                      -----------
                                                        7,462,312
-----------------------------------------------------------------
FINANCIAL - 4.4%
Household International                 105,000         3,917,813
MGIC Investment                         100,000         4,362,500
                                                      -----------
                                                        8,280,313
-----------------------------------------------------------------
HEALTH TECHNOLOGY - 16.4%
Abbott Laboratories                     100,000         3,518,750
Allergan                                 51,900         2,595,000
Baxter International                     77,000         4,826,938
Diametrics Medical (b)                  790,400         8,892,000
GalaGen (b)                               7,312            18,967
Medtronic                               125,000         6,429,687
Sybron International (b)                167,500         4,857,500
                                                      -----------
                                                       31,138,842
-----------------------------------------------------------------
PROCESS INDUSTRIES - 4.4%
AptarGroup                              181,000         4,830,437
Bemis Company                            95,000         3,503,125
                                                      -----------
                                                        8,333,562
-----------------------------------------------------------------

                                                          Market
                                       Quantity         Value (a)
-----------------------------------------------------------------
PRODUCER MANUFACTURING - 11.3%
Emerson Electric                         50,000       $ 2,643,750
Minnesota Mining and
   Manufacturing                         65,000         5,756,562
Pentair                                 153,500         5,689,094
TRW                                      75,000         4,387,500
Zebra Technologies Class A (b)           61,300         3,065,000
                                                      -----------
                                                       21,541,906
-----------------------------------------------------------------
RETAIL TRADE - 4.3%
Target                                   58,500         4,372,875
Walgreen                                150,000         3,862,500
                                                      -----------
                                                        8,235,375
-----------------------------------------------------------------
TECHNOLOGY SERVICES - 9.0%
America Online (b)                       40,000         2,690,000
DST Systems (b)                          91,000         5,909,313
Diamond Technology Partners (b)          25,000         1,643,750
IntraNet Solutions (b)                  110,000         5,060,000
S1 (b)                                   21,000         1,799,437
                                                      -----------
                                                       17,102,500
-----------------------------------------------------------------
TELECOMMUNICATION
 TECHNOLOGY - 12.6%
ADC Telecommunications (b)              156,000         8,404,500
Harris                                  120,000         4,147,500
Motorola (b)                             43,500         6,193,312
QUALCOMM (b)                             20,000         2,986,250
Tellabs (b)                              35,000         2,204,453
                                                      -----------
                                                       23,936,015
-----------------------------------------------------------------
TRANSPORTATION - 1.9%
C.H. Robinson Worldwide                  95,000         3,538,750
-----------------------------------------------------------------
UTILITIES - 5.5%
AT&T                                     85,000         4,781,250
Telephone and Data Systems               52,000         5,772,000
-----------------------------------------------------------------
                                                       10,553,250
=================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $137,914,960)................................ $168,643,512
=================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

                                                                              29
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                IAI REGIONAL FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

RESTRICTED SECURITIES - 0.4%
                                                          Market
                                        Quantity (d)    Value (a)
-----------------------------------------------------------------
COMMON STOCKS - 0.2%
Anglo Chinese Investment
 Company, foreign (b)                       1,600       $303,120
Westgate Acquisition (b)                   42,272             --
                                                        --------
                                                         303,120
----------------------------------------------------------------
NON-CONVERTIBLE PREFERRED
 STOCK - 0.0%
Westgate Acquisitions Series A (b)         86,198             --
----------------------------------------------------------------

                                    Ownership           Market
                                 Percentage (d)        Value (a)
----------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.2%
Alta Berkeley III, foreign (b)          3.56%           $323,050
South Street Corporate
 Recovery Fund I (b)                    3.08                  --
South Street Leveraged Corporate
 Recovery Fund I (b)                    3.85                  --
Vanguard Associates III (b)             6.20              63,169
                                                       ---------
                                                         386,219
----------------------------------------------------------------

                      Exercise       Principal           Market
Rate                    Date         Amount (d)        Value (a)
----------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%
Air Communications Series B (b)
    10.00%            02/28/97        $258,332             $  --
----------------------------------------------------------------

  Exercise            Exercise                           Market
   Price                Date        Quantity (d)       Value (a)
----------------------------------------------------------------
WARRANTS - 0.0%
GalaGen,
  $ 11.08             07/09/00         1,805               $  --
GalaGen,
  $ 11.08             01/29/01         7,500                  --
                                                      ----------
                                                              --
================================================================
TOTAL INVESTMENTS IN RESTRICTED
SECURITIES (COST: $1,496,317).......................... $689,339
================================================================

SHORT-TERM SECURITIES - 8.0%
                                                        Principal        Market
Rate                                        Maturity  Amount/Shares    Value (a)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 7.5%
BP Amoco Capital (FINANCIAL)
    6.23%                                  04/03/00    $4,300,000     $4,298,512
Bell Atlantic Network Funding (FINANCIAL)
    6.00%                                  04/10/00     3,000,000      2,995,500
Warner Lambert (HEALTH TECHNOLOGY) (e)
    5.98%                                  04/04/00     3,000,000      2,998,505
Wisconsin Electric Fuel (UTILITIES)
    6.00%                                  04/14/00     1,048,000      1,045,729
Xerox (PRODUCER MANUFACTURING)
    6.20%                                  04/06/00     3,000,000      2,997,492
                                                                      ----------
                                                                      14,335,738
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.5%
Firstar Institutional Money Market Fund
    5.69%                                                 975,478        975,478
================================================================================
TOTAL INVESTMENTS IN SHORT-TERM
SECURITIES (COST: $15,311,216)...................................... $15,311,216
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $154,722,493) (g)........................................... $184,644,067
================================================================================
OTHER ASSETS AND LIABILITIES
(NET) - 2.9% ......................................................   $5,524,184
================================================================================
TOTAL NET ASSETS .................................................. $190,168,251
================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

30
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                 IAI VALUE FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 94.4%
                                                              Market
                                            Quantity        Value (a)
---------------------------------------------------------------------
COMMERCIAL SERVICES - 6.0%
Catalina Marketing (b)                        2,500         $ 253,125
Official Payments (b)                         1,500            63,000
Profit Recovery Group
   International (b)                         12,700           234,950
TTI Team Telecom
   International, foreign (b)                 4,700           155,100
Valassis Communications (b)                   8,800           293,150
                                                            ---------
                                                              999,325
---------------------------------------------------------------------
CONSUMER DURABLES - 3.1%
Aftermarket Technology (b)                   41,600           520,000
---------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.6%
JAKKS Pacific (b)                            19,700           424,781
---------------------------------------------------------------------
CONSUMER SERVICES - 2.9%
Apollo Group Class A (b)                      5,600           157,850
Hotel Reservations Network
   Class A (b)                                8,600           152,650
Papa John's International (b)                 4,900           161,700
                                                            ---------
                                                              472,200
---------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 23.8%
ADE (b)                                       3,100            68,200
Advanced Radio Telecom (b)                    5,000           165,625
American Xtal Technology (b)                  6,400           207,200
ArrowPoint Communications (b)                   200            23,697
AstroPower (b)                                3,800           122,787
California Amplifier (b)                      2,500            77,500
Cognex (b)                                    2,500           144,219
Datalink (b)                                 10,000           200,000
Exar (b)                                      3,600           257,625
Lattice Semiconductor (b)                     4,500           304,594
Mercury Computer Systems (b)                  8,100           395,888
National Computer Systems                     4,700           238,525
REMEC (b)                                    10,900           550,450
Sawtek (b)                                    4,600           241,788
Three-Five Systems (b)                        8,733           523,980
Visual Networks (b)                           1,600            90,800
Zamba (b)                                    14,095           147,557
Zoran (b)                                     3,100           174,569
                                                            ---------
                                                            3,935,004
---------------------------------------------------------------------

                                                              Market
                                            Quantity        Value (a)
---------------------------------------------------------------------
ENERGY MINERALS - 1.8%
Patterson Energy (b)                          9,100         $ 288,925
---------------------------------------------------------------------
FINANCIAL - 2.7%
Radian Group                                  9,500           452,438
---------------------------------------------------------------------
HEALTH SERVICES - 3.1%
Patterson Dental (b)                          5,600           214,200
Renal Care Group (b)                         14,000           303,625
                                                            ---------
                                                              517,825
---------------------------------------------------------------------
HEALTH TECHNOLOGY - 8.2%
Albany Molecular Research (b)                 4,300           251,012
Antigenics (b)                                  700            14,262
Coherent (b)                                  4,000           208,000
Eclipse Surgical Technologies (b)             6,000            44,625
Emisphere Technologies (b)                    2,900           150,438
InfoCure (b)                                 10,100           175,488
Maxygen (b)                                     700            45,631
Mentor                                       11,900           321,300
Novoste (b)                                   3,600           144,000
                                                            ---------
                                                            1,354,756
---------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.2%
Advanced Lighting
   Technologies (b)                           3,500            65,625
Applied Science and
   Technology (b)                             9,400           284,350
IFCO Systems, foreign (b)                     3,388            77,501
Trex Company (b)                              2,200            84,150
Zebra Technologies Class A (b)                7,100           355,000
                                                            ---------
                                                              866,626
---------------------------------------------------------------------
RETAIL TRADE - 7.6%
Express Scripts Class A (b)                   1,600            67,200
Kenneth Cole Productions
   Class A (b)                                4,800           188,400
99 Cents Only Stores (b)                     10,799           423,861
Pacific Sunwear of California (b)             9,600           369,600
Wild Oats Markets (b)                        10,350           212,175
                                                            ---------
                                                            1,261,236
---------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

                                                                              31
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                                 IAI VALUE FUND

                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS (CONT.) - 94.4%
                                                    Market
                                    Quantity      Value (a)
-----------------------------------------------------------
TECHNOLOGY SERVICES - 13.8%
Alamosa PCS Holdings (b)              3,800      $  143,450
American Mobile Satellite (b)         8,000         192,000
CCC Information Services Group (b)   27,600         593,400
Diamond Technology Partners (b)         900          59,175
DSET (b)                             12,200         224,937
Exchange Applications (b)             3,700         195,811
Great Plains Software (b)             3,200         170,800
iGATE Capital (b)                     5,300         239,163
IMRglobal (b)                        26,900         386,687
Wavo (b)                             17,300          77,309
                                                 ----------
                                                  2,282,732
-----------------------------------------------------------
TELECOMMUNICATION
 TECHNOLOGY - 12.9%
ANADIGICS (b)                         4,300         283,800
ANTEC (b)                             5,600         250,950
Aware (b)                             2,300          92,287
BreezeCom, foreign (b)                3,200         119,600
CommScope (b)                         2,100          95,812
Com21 (b)                             3,800         178,600
Digital Microwave (b)                 5,800         196,475
Orckit Communications, foreign (b)    3,300         221,100
Tollgrade Communications (b)         10,300         545,900
Westell Technologies Class A (b)      4,700         149,812
                                                 ----------
                                                  2,134,336
-----------------------------------------------------------
TRANSPORTATION - 0.7%
Atlas Air (b)                         4,500         123,188
===========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $13,641,440)............................ $15,633,372
===========================================================

RESTRICTED SECURITIES - 0.1%
                                                    Market
                                   Quantity (d)   Value (a)
-----------------------------------------------------------
COMMON STOCKS - 0.0%
Westgate Acquisitions (b)             42,272          $  --
-----------------------------------------------------------
NON-CONVERTIBLE PREFERRED
 STOCKS - 0.0%
Westgate Acquisitions Series A (b)    86,198          $  --
-----------------------------------------------------------
                                   Ownership        Market
                                 Percentage (d)   Value (a)
-----------------------------------------------------------
LIMITED PARTNERSHIPS - 0.1%
South Street Leveraged
   Corporate Recovery Fund I (b)      1.10%       $      --
Vanguard Associates III (b)           1.42           11,795
                                                  ---------
                                                     11,795
===========================================================
TOTAL INVESTMENTS IN RESTRICTED
SECURITIES (COST: $188,241)........................ $11,795
===========================================================

SHORT-TERM SECURITIES - (5.0)%
                                    Principal       Market
Rate                              Amount/Shares   Value (a)
-----------------------------------------------------------
DEMAND NOTE - 0.9%
Wisconsin Electric (UTILITIES)
 5.77% (c)                          $141,760      $ 141,760
-----------------------------------------------------------
INVESTMENT COMPANY - 4.1%
Firstar Institutional Money Market Fund
 5.69%                               683,686        683,686
===========================================================
TOTAL INVESTMENTS IN SHORT-TERM
SECURITIES (COST: $825,446)....................... $825,446
===========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $14,655,127) (g)........................ $16,470,613
===========================================================
OTHER ASSETS AND LIABILITIES
(NET) - 0.5% ..................................     $90,871
===========================================================
TOTAL NET ASSETS .............................. $16,561,484
===========================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 33

32
--------------------------------------------------------------------------------

                            NOTES TO FUND PORTFOLIOS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
     IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND,
                                 IAI VALUE FUND


                                 MARCH 31, 2000


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under Security Valuation.

                                       (b)

Currently a non-income producing security.

                                       (c)

Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of March 31, 2000.

                                       (d)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public.

For each restricted security issue at March 31, 2000, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 2000, is shown on pages 34 - 35.

                                       (e)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A 4(a) of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the Board of Directors.

                                       (f)

The security is valued at a discount to reflect the terms of a litigation settlement agreement. See Note 2 in Notes to Financial Statements, shown on pages 53 - 58.

                                       (g)

At March 31, 2000, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                             IAI CAPITAL      IAI EMERGING    IAI GROWTH      IAI GROWTH
                                          APPRECIATION FUND    GROWTH FUND       FUND       AND INCOME FUND
-----------------------------------------------------------------------------------------------------------
Cost for federal income tax purposes ....  $ 20,843,800      $ 74,520,563    $ 6,907,406     $ 25,040,174
                                         ==================================================================
Gross unrealized appreciation ...........  $  5,568,076      $ 20,939,180    $ 1,914,094     $  7,391,042
Gross unrealized depreciation ...........    (1,269,356)       (4,831,593)      (191,051)      (1,265,141)
                                         ------------------------------------------------------------------
Net unrealized appreciation .............  $  4,298,720      $ 16,107,587    $ 1,723,043     $  6,125,901
                                         ==================================================================

                                                               IAI MIDCAP     IAI REGIONAL      IAI VALUE
                                                              GROWTH FUND         FUND            FUND
-----------------------------------------------------------------------------------------------------------
Cost for federal income tax purposes .....................  $ 31,883,399     $156,396,508    $ 14,658,246
                                                          =================================================
Gross unrealized appreciation ............................  $ 15,435,628     $ 32,507,104    $  2,990,306
Gross unrealized depreciation ............................    (2,248,956)      (4,259,545)     (1,177,939)
                                                          -------------------------------------------------
Net unrealized appreciation ..............................  $ 13,186,672     $ 28,247,559    $  1,812,367
                                                          =================================================


                                                                              33
--------------------------------------------------------------------------------

                            NOTES TO FUND PORTFOLIOS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                 MARCH 31, 2000


IAI EMERGING GROWTH FUND
RESTRICTED SECURITIES



                                 Acquisition
Security                             Date          Cost
----------------------------------------------------------
LIMITED PARTNERSHIPS
Alta Berkeley III, foreign         09/25/96     $22,132
                                   06/06/97      23,136
                                   07/27/97      22,647
                                   11/05/97      23,396
                                   02/09/99      23,179
South Street Corporate
   Recovery Fund I                 10/03/95           -
South Street Leveraged
   Corporate Recovery Fund I       10/03/95           -

                                 Exercise     Acquisition
Security           Rate            Date          Date           Cost
--------------------------------------------------------------------
CONVERTIBLE DEBENTURES
Air Communications
 Series B          10.00%       02/28/97       11/21/95     $75,000
                                               11/30/95      50,000
                                               11/30/95      50,000
                                               03/22/96      58,333
                                               05/21/96      16,666
                                               06/25/96       8,333


               Exercise         Exercise     Acquisition
Security         Price            Date           Date          Cost
-----------------------------------------------------------------------
WARRANTS
GalaGen         $ 11.08         07/09/00       07/07/95     $     -
GalaGen           11.08         01/29/01       01/30/96           -
                                               03/27/97           -


IAI GROWTH AND INCOME FUND
RESTRICTED SECURITIES

                               Acquisition
Security                           Date         Cost
---------------------------------------------------------
LIMITED PARTNERSHIPS
Alta Berkeley III, foreign       09/25/96     $22,131
                                 06/06/97      23,136
                                 07/27/97      23,396
                                 11/05/97      22,647
                                 02/09/99      23,178



                               Acquisition
Security                           Date         Cost
-----------------------------------------------------------
South Street Corporate
   Recovery Fund I               10/03/95     $     -
Vanguard Associates III          01/10/92      91,175
                                 01/11/93     305,250
                                 09/30/93      34,128


IAI MIDCAP GROWTH FUND
RESTRICTED SECURITIES

                               Acquisition
Security                           Date         Cost
-----------------------------------------------------------
LIMITED PARTNERSHIP
South Street Leveraged
   Corporate Recovery Fund I (b) 10/03/95     $     -


                                                                              34
--------------------------------------------------------------------------------

                            NOTES TO FUND PORTFOLIOS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                 MARCH 31, 2000


IAI REGIONAL FUND
RESTRICTED SECURITIES

                                    Acquisition
Security                               Date           Cost
-------------------------------------------------------------
COMMON STOCKS
Anglo Chinese Investment
   Company, foreign                  12/27/90     $157,264
                                     02/07/94      343,001
                                     02/09/94        6,311
Westgate Acquisitions                11/30/91       42,272
----------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS
Westgate Acquisitions Series A       11/30/91       52,876
----------------------------------------------------------
LIMITED PARTNERSHIPS
Alta Berkeley III, foreign           09/25/96       44,264
                                     06/06/97       46,273
                                     11/05/97       46,793
                                     07/28/98       45,294
                                     02/09/99       46,358
South Street Corporate
   Recovery Fund I                   10/03/95            -
South Street Leveraged
   Corporate Recovery Fund I         10/03/95            -
Vanguard Associates III              01/10/92       86,245
                                     01/11/93      288,750
                                     09/30/93       32,284

                               Exercise     Acquisition
Security           Rate          Date          Date           Cost
-------------------------------------------------------------------
CONVERTIBLE DEBENTURES
Air Communications
  Series B         10.00%     02/28/97       11/21/95     $75,000
                                             11/30/95      50,000
                                             02/26/96      50,000
                                             03/22/96      58,333
                                             05/21/96      16,666
                                             06/25/96       8,333


                              Exercise     Acquisition
                 Price          Date           Date          Cost
-------------------------------------------------------------------

WARRANTS
GalaGen         $ 11.08       07/09/00       07/07/95     $     -
GalaGen           11.08       01/29/01       01/30/96           -


IAI VALUE FUND
RESTRICTED SECURITIES

                                 Acquisition
Security                             Date            Cost
-------------------------------------------------------------
COMMON STOCKS
Westgate Acquisitions              11/30/91     $42,272
-------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK
Westgate Acquisitions
   Series A                        11/30/91      52,876


                                   Acquisition
Security                             Date            Cost
-------------------------------------------------------------
LIMITED PARTNERSHIPS
South Street Leveraged
   Corporate Recovery Fund I       12/17/98     $     -
Vanguard Associates III            01/10/92      19,714
                                   01/11/93      66,000
                                   09/30/93       7,379


                                                                              35
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH & INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI VALUE
                                      FUND

                                 MARCH 31, 2000


                                                                       IAI CAPITAL        IAI EMERGING       IAI GROWTH
                                                                    APPRECIATION FUND      GROWTH FUND          FUND
                                                                   -------------------   --------------   ---------------
ASSETS
Investments in securities at market
 (cost: $20,784,460, $74,029,974, $6,885,063, $24,924,228,
 $31,812,069, $154,722,493 and $14,655,127, respectively)             $ 25,142,520        $90,628,150       $ 8,630,449
Cash                                                                             -            113,822            16,968
Receivable for investment securities sold                                  601,188          2,862,017           980,218
Receivable for Fund shares sold                                                  -            166,948                 -
Dividends and accrued interest receivable                                    2,947              4,285             2,681
Other assets (Note 2)                                                            -                  -                 -
                                                                      ------------        -----------       -----------
   TOTAL ASSETS                                                         25,746,655         93,775,222         9,630,316
                                                                      ------------        -----------       -----------
LIABILITIES
Bank overdraft                                                              39,181                  -                 -
Payable for investment securities purchased                              1,177,420          4,098,083         1,179,122
Payable for Fund shares redeemed                                            19,239            184,872                 -
Accrued management fee                                                      25,176             91,648             8,829
                                                                      ------------        -----------       -----------
   TOTAL LIABILITIES                                                     1,261,016          4,374,603         1,187,951
                                                                      ------------        -----------       -----------
   NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                 $ 24,485,639        $89,400,619       $ 8,442,365
                                                                      ============       ===========       ============
NET ASSETS REPRESENTED BY:
Paid in capital                                                       $ 15,614,707        $50,822,946       $ 4,425,499
Undistributed (overdistributed) net investment income                            -            (28,049)                -
Accumulated net realized gain on investments                             4,512,872         22,007,546         2,271,480
Unrealized appreciation (depreciation) on investment securities          4,358,060         16,598,176         1,745,386
                                                                      ------------        -----------       -----------
   TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING
    CAPITAL STOCK                                                     $ 24,485,639        $89,400,619       $ 8,442,365
                                                                      ============       ============      ============
Shares of capital stock outstanding:
 authorized 10 billion shares each of $0.01 par value stock              1,417,582          5,413,611           733,987
                                                                      ------------        -----------       -----------
   NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE           $      17.27        $     16.51       $     11.50
                                                                      ============       ============      ============

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36
--------------------------------------------------------------------------------

        IAI GROWTH        IAI MIDCAP         IAI REGIONAL         IAI VALUE
      & INCOME FUND       GROWTH FUND            FUND               FUND
     ---------------   ----------------   -----------------   ----------------

      $ 31,166,075       $ 45,070,071       $ 184,644,067       $ 16,470,613
                 -                  -                   -             13,903
         1,414,894            307,939           6,091,260            822,691
                 -             28,770                   -                  -
            11,388              9,356              57,190              2,170
            53,323                  -              65,773             11,766
      ------------       ------------       -------------       ------------
        32,645,680         45,416,136         190,858,290         17,321,143
      ------------       ------------       -------------       ------------

             5,695            209,867             409,637                  -
         1,189,662          2,593,551              66,334            739,121
                 -                 48              11,663              4,504
            34,122             45,167             202,405             16,034
      ------------       ------------       -------------       ------------
         1,229,479          2,848,633             690,039            759,659
      ------------       ------------       -------------       ------------
      $ 31,416,201       $ 42,567,503       $ 190,168,251       $ 16,561,484
      ============       ============       =============       ============

      $ 19,742,379       $ 23,647,189       $ 135,389,682       $ 12,416,930
                 -                  -              65,426                  -
         5,431,975          5,662,312          24,791,569          2,329,068
         6,241,847         13,258,002          29,921,574          1,815,486
      ------------       ------------       -------------       ------------
      $ 31,416,201       $ 42,567,503       $ 190,168,251       $ 16,561,484
      ============       ============       =============       ============
         2,237,945          2,370,526           9,113,962          2,021,084
      ------------       ------------       -------------       ------------
      $      14.04       $      17.96       $       20.87       $       8.19
      ============       ============       =============       ============



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                                                                              37
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH & INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI VALUE
                                      FUND

                            YEAR ENDED MARCH 31, 2000


                                                                  IAI CAPITAL        IAI EMERGING      IAI GROWTH
                                                               APPRECIATION FUND      GROWTH FUND         FUND
                                                              -------------------   --------------   --------------
NET INVESTMENT INCOME
INCOME
 Dividends                                                        $    19,113        $      9,574      $   43,486
 Interest                                                              60,960             243,054          19,306
                                                                  -----------        ------------      ----------
   TOTAL INCOME                                                        80,073             252,628          62,792
                                                                  -----------        ------------      ----------
EXPENSES
 Management fees                                                      356,300             755,602         129,685
 Compensation of Directors                                             10,074              23,347           4,141
 Interest expense                                                         109                 375              45
                                                                  -----------        ------------      ----------
   TOTAL EXPENSES                                                     366,483             779,324         133,871
   Less fees reimbursed by Advisers                                   (10,074)            (23,347)         (4,141)
                                                                  -----------        ------------      ----------
   NET EXPENSES                                                       356,409             755,977         129,730
                                                                  -----------        ------------      ----------
   NET INVESTMENT LOSS                                               (276,336)           (503,349)        (66,938)
                                                                  -----------        ------------      ----------
NET REALIZED AND UNREALIZED
GAINS (LOSSES)
Net realized gains (losses) on investments securities (including $0,
 ($2,067,241), $0, $0, $0, ($3,948,525) and
 $0 respectively, from affiliated issuers)                          9,223,171          36,771,387       3,167,603
Net change in unrealized appreciation or depreciation on
 investment securities                                              1,969,105          (1,888,674)       (852,950)
                                                                  -----------        ------------      ----------
   NET GAIN ON INVESTMENTS                                         11,192,276          34,882,713       2,314,653
                                                                  -----------        ------------      ----------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                               $10,915,940        $ 34,379,364      $2,247,715
                                                                  ===========        ============     ===========



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38
--------------------------------------------------------------------------------

        IAI GROWTH        IAI MIDCAP       IAI REGIONAL        IAI VALUE
      & INCOME FUND      GROWTH FUND           FUND               FUND
     ---------------   ---------------   ----------------   ---------------


       $  406,621        $   118,325      $   1,342,737      $     61,125
           56,859             80,720          1,394,159            40,163
       ----------        -----------      -------------      ------------
          463,480            199,045          2,736,896           101,288
       ----------        -----------      -------------      ------------

          484,598            473,807          2,736,606           125,699
           15,769             15,319             89,804             3,890
              594              1,230              7,039               359
       ----------        -----------      -------------      ------------
          500,961            490,356          2,833,449           129,948
          (15,769)           (15,319)           (89,804)           (3,890)
       ----------        -----------      -------------      ------------
          485,192            475,037          2,743,645           126,058
       ----------        -----------      -------------      ------------
          (21,712)          (275,992)            (6,749)          (24,770)
       ----------        -----------      -------------      ------------




        6,412,650          8,344,844         46,275,035         6,364,324

         (108,802)         7,245,201        (23,558,321)       (5,686,039)
       ----------        -----------      -------------      ------------
        6,303,848         15,590,045         22,716,714           678,285
       ----------        -----------      -------------      ------------

       $6,282,136        $15,314,053      $  22,709,965      $    653,515
       ==========        ===========      =============      ============


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                                                                              39
--------------------------------------------------------------------------------

                             STATEMENT OF CASH FLOWS

                                 IAI VALUE FUND

                            YEAR ENDED MARCH 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net investment loss                                                    $     (24,770)
 Net amortization of bond discount                                            (26,511)
 Net change in receivables/payables related to operations                      15,473
                                                                        -------------
   NET CASH USED BY OPERATING ACTIVITIES                                      (35,808)
                                                                        -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sales of investments                                        18,439,225
 Purchases of investments                                                 (20,067,969)
 Net purchases of short-term securities                                      (798,935)
                                                                        -------------
   NET CASH USED BY INVESTING ACTIVITIES                                   (2,427,679)
                                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from sale of shares                                           9,617,129
 Net asset value of shares issued in reinvestment of distributions          2,494,927
 Cost of shares redeemed                                                   (7,372,499)
 Distributions paid to shareholders                                        (2,510,127)
                                                                        -------------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                                2,229,430
                                                                        -------------
  NET DECREASE IN CASH                                                       (234,057)
  CASH AT BEGINNING OF YEAR                                                   247,960
                                                                        -------------
  CASH AT END OF YEAR                                                   $      13,903
                                                                        =============

THE STATEMENT OF CASH FLOWS IS PRESENTED IN VALUE FUND DUE TO RESTRICTED SECURITIES HELD DURING THE FIRST QUARTER OF THE FISCAL YEAR OF APPROXIMATELY 76.9%. THESE HOLDINGS WERE SIGNIFICANTLY REDUCED TO APPROXIMATELY 0.1% AS OF MARCH 31, 2000.


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40
--------------------------------------------------------------------------------

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)


                                                                              41
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI
                              GROWTH & INCOME FUND



                                                                           IAI CAPITAL APPRECIATION FUND
                                                                            Year ended         Year ended
                                                                          March 31, 2000     March 31, 1999
-----------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income (loss)                                             $    (276,336)     $    (555,486)
 Net realized gains                                                           9,223,171          1,284,752
 Net change in unrealized appreciation or depreciation                        1,969,105        (12,317,880)
                                                                          -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           10,915,940        (11,588,614)
                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                                -                  -
 Net realized gains                                                          (4,520,932)        (6,234,187)
                                                                          -------------      -------------
   TOTAL DISTRIBUTIONS                                                       (4,520,932)        (6,234,187)
                                                                          -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
 Net proceeds from sale of shares                                            22,570,281         43,416,791
 Net asset value of shares issued in reinvestment of distributions            4,414,332          5,984,845
 Cost of shares redeemed                                                    (47,128,658)       (59,298,904)
                                                                          -------------      -------------
   INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        (20,144,045)        (9,897,268)
                                                                          -------------      -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (13,749,037)       (27,720,069)
NET ASSETS AT BEGINNING OF PERIOD                                            38,234,676         65,954,745
                                                                          -------------      -------------
NET ASSETS AT END OF PERIOD                                               $  24,485,639      $  38,234,676
                                                                          =============      =============
   INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED)
    NET INVESTMENT INCOME OF:                                             $           -      $           -
                                                                          =============      =============



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42
--------------------------------------------------------------------------------

     IAI EMERGING GROWTH FUND                IAI GROWTH FUND               IAI GROWTH AND INCOME FUND
   Year ended        Year ended         Year ended        Year ended         Year ended        Year ended
 March 31, 2000    March 31, 1999     March 31, 2000    March 31, 1999     March 31, 2000    March 31, 1999
-----------------------------------------------------------------------------------------------------------

 $    (503,349)    $     (942,520)    $     (66,938)    $     (56,628)     $     (21,712)    $     101,618
    36,771,387         19,044,258         3,167,603         3,775,499          6,412,650        26,243,639
    (1,888,674)       (20,663,120)         (852,950)         (917,336)          (108,802)      (26,792,018)
 -------------     --------------     -------------     -------------      -------------     -------------
    34,379,364         (2,561,382)        2,247,715         2,801,535          6,282,136          (446,761)
 -------------     --------------     -------------     -------------      -------------     -------------

             -                  -                 -                 -           (334,556)          (94,984)
   (17,542,029)       (32,980,423)       (3,149,865)       (2,267,380)        (8,508,533)      (22,991,612)
 -------------     --------------     -------------     -------------      -------------     -------------
   (17,542,029)       (32,980,423)       (3,149,865)       (2,267,380)        (8,843,089)      (23,086,596)
 -------------     --------------     -------------     -------------      -------------     -------------

    51,756,483        226,725,423         3,961,202        12,745,665          2,834,891        13,983,138
    17,292,869         32,054,352         3,120,014         2,257,869          8,441,994        22,240,765
   (56,261,805)      (325,374,196)      (12,091,393)      (15,957,510)       (29,519,786)      (57,224,580)
 -------------     --------------     -------------     -------------      -------------     -------------
    12,787,547        (66,594,421)       (5,010,177)         (953,976)       (18,242,901)      (21,000,677)
 -------------     --------------     -------------     -------------      -------------     -------------
    29,624,882       (102,136,226)       (5,912,327)         (419,821)       (20,803,854)      (44,534,034)
    59,775,737        161,911,963        14,354,692        14,774,513         52,220,055        96,754,089
 -------------     --------------     -------------     -------------      -------------     -------------
 $  89,400,619     $   59,775,737     $   8,442,365     $  14,354,692      $  31,416,201     $  52,220,055
 =============     ==============     =============     =============      =============     =============

 $     (28,049)    $      (28,049)    $           -     $           -      $           -     $     570,658
 =============     ==============     =============     =============      =============     =============



           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 53
                                                                              43
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

           IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI VALUE FUND



                                                                               IAI MIDCAP GROWTH FUND
                                                                            Year ended         Year ended
                                                                          March 31, 2000     March 31, 1999
-----------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment loss                                                      $    (275,992)     $    (410,629)
 Net realized gains                                                           8,344,844         11,021,481
 Net change in unrealized appreciation or depreciation                        7,245,201         (5,017,225)
                                                                          -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           15,314,053          5,593,627
                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                                -                  -
 Net realized gains                                                          (6,388,488)       (13,572,954)
                                                                          -------------      -------------
   TOTAL DISTRIBUTIONS                                                       (6,388,488)       (13,572,954)
                                                                          -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
 Net proceeds from sale of shares                                            12,478,111         21,221,199
 Net asset value of shares issued in reinvestment of distributions            6,292,131         13,063,019
 Cost of shares redeemed                                                    (24,559,544)       (69,478,482)
                                                                          -------------      -------------
   INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         (5,789,302)       (35,194,264)
                                                                          -------------      -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                    3,136,263        (43,173,591)
NET ASSETS AT BEGINNING OF PERIOD                                            39,431,240         82,604,831
                                                                          -------------      -------------
NET ASSETS AT END OF PERIOD                                               $  42,567,503      $  39,431,240
                                                                          =============      =============
   INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET
    INVESTMENT INCOME OF:                                                 $           -      $           -
                                                                          =============      =============


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44
--------------------------------------------------------------------------------

              IAI REGIONAL FUND                      IAI VALUE FUND
        Year ended         Year ended         Year ended         Year ended
      March 31, 2000     March 31, 1999     March 31, 2000     March 31, 1999
------------------------------------------------------------------------------

      $       (6,749)    $     (816,128)     $    (24,770)     $    (141,047)
          46,275,035         22,509,903         6,364,324            201,631
         (23,558,321)       (61,992,723)       (5,686,039)         1,594,477
      --------------     --------------      ------------      -------------
          22,709,965        (40,298,948)          653,515          1,655,061
      --------------     --------------      ------------      -------------


            (578,416)                 -                 -                  -
         (27,995,666)       (58,884,994)       (2,510,127)        (2,260,558)
      --------------     --------------      ------------      -------------
         (28,574,082)       (58,884,994)       (2,510,127)        (2,260,558)
      --------------     --------------      ------------      -------------

          56,548,945        138,443,618         9,617,129          2,257,507
          27,786,459         57,189,214         2,494,927          2,164,302
        (163,980,785)      (330,327,094)       (7,377,003)       (16,872,394)
      --------------     --------------      ------------      -------------
         (79,645,381)      (134,694,262)        4,735,053        (12,450,585)
      --------------     --------------      ------------      -------------
         (85,509,498)      (233,878,204)        2,878,441        (13,056,082)
         275,677,749        509,555,953        13,683,043         26,739,125
      --------------     --------------      ------------      -------------
      $  190,168,251     $  275,677,749      $ 16,561,484      $  13,683,043
      ==============     ==============      ============      =============

      $       65,426     $      902,655      $          -      $           -
      ==============     ==============      ============      =============

           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 53
                                                                              45
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                          IAI CAPITAL APPRECIATION FUND
       PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                               Years ended March 31,                      Period from
                                              -------------------------------------------------------  February 1, 1996\^
                                                    2000            1999         1998         1997     to March 31, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                             $  12.94        $  17.96      $ 13.49      $ 11.24       $ 10.00
                                                 --------        --------      -------      -------       -------
OPERATIONS
 Net investment loss                               ( 0.15)***      ( 0.19)      ( 0.16)      ( 0.09)              -
 Net realized and unrealized gains (losses)          8.10          ( 3.02)       6.77          2.79          1.24
                                                 --------        --------      -------      -------       ---------
   TOTAL FROM OPERATIONS                             7.95          ( 3.21)       6.61          2.70          1.24
                                                 --------        --------      -------      -------       ---------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
   Net realized gains                              ( 3.62)         ( 1.81)      ( 2.14)      ( 0.41)              -
   Tax return of capital                                -               -            -       ( 0.04)              -
                                                 --------        --------      -------      -------       ---------
   TOTAL DISTRIBUTIONS                             ( 3.62)         ( 1.81)      ( 2.14)      ( 0.45)              -
                                                 --------        --------      -------      -------       ---------
NET ASSET VALUE
 End of period                                   $  17.27        $  12.94      $ 17.96      $ 13.49       $ 11.24
                                                 ========        ========      =======      =======       =========
Total investment return*                            72.89%         (19.11)%      52.46%       23.68%         12.40  %
Net assets at end of period (000's omitted)      $ 24,486        $ 38,235      $65,955      $44,230       $   9,411

RATIOS
 Expenses to average net assets (including
  interest expense)**                                1.40%           1.41%        1.43%        1.26%           1.25%****
 Expenses to average net assets
  (excluding interest expense)**                     1.40%           1.40%        1.40%        1.25%           1.25%****
 Net investment income (loss) to average net
  assets**                                         ( 1.09)%        ( 1.08)%     ( 0.95)%     ( 0.80)%          0.23%****
 Portfolio turnover rate
  (excluding short-term securities)                113.1  %         51.4  %      75.6  %     132.5  %         1.2   %

   *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
    DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
  **THE FUND'S ADVISER VOLUNTARY WAIVED $54,841 AND $827 IN EXPENSES FOR YEAR
    ENDED MARCH 31, 1997 AND THE PERIOD ENDED MARCH 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.40% AND 1.40%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (.95)% AND .08%, RESPECTIVELY.
 ***CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.
****ANNUALIZED.
   +COMMENCEMENT OF OPERATIONS.

46
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                            IAI EMERGING GROWTH FUND

PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                             Years ended March 31,
                                                --------------------------------------------------------------------------------
                                                     2000             1999             1998             1997            1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                              $  13.31         $  18.11         $  15.85         $  24.08         $ 15.83
                                                  --------         --------         --------         --------         -------
OPERATIONS
 Net investment loss                                ( 0.11)**        ( 0.15)**        ( 0.18)**        ( 0.20)         ( 0.09)
 Net realized and unrealized gains (losses)           7.53             0.36             5.07           ( 4.52)           8.77
                                                  --------         --------         --------         --------         -------
   TOTAL FROM OPERATIONS                              7.42             0.21             4.89           ( 4.72)           8.68
                                                  --------         --------         --------         --------         -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net realized gains                                ( 4.22)          ( 5.01)          ( 2.63)          ( 3.51)         ( 0.43)
                                                  --------         --------         --------         --------         -------
   TOTAL DISTRIBUTIONS                              ( 4.22)          ( 5.01)          ( 2.63)          ( 3.51)         ( 0.43)
                                                  --------         --------         --------         --------         -------
NET ASSET VALUE
 End of period                                    $  16.51         $  13.31         $  18.11         $  15.85         $ 24.08
                                                  ========         ========         ========         ========         =======
Total investment return*                             70.93%            3.56%           33.37%          (22.97)%         55.20%
Net assets at end of period (000's omitted)       $ 89,401         $ 59,776         $161,912         $387,105         $653,888

RATIOS
 Expenses to average net assets
  (including interest expense)                        1.25%            1.29%            1.25%            1.20%           1.24%
 Expenses to average net assets
  (excluding interest expense)                        1.25%            1.25%            1.24%            1.19%           1.24%
 Net investment loss to average net assets          ( 0.83)%         ( 1.00)%         ( 0.98)%         ( 0.75)%        ( 0.52)%
 Portfolio turnover rate
  (excluding short-term securities)                  174.8 %           46.7 %           41.0 %           49.5 %          62.8 %

 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                                                                              47
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                 IAI GROWTH FUND

       PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                         Years ended March 31,
                                                -----------------------------------------------------------------------
                                                     2000            1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                              $  12.19         $ 12.17       $  9.92        $ 11.89       $ 10.95
                                                  --------         -------       -------        -------       -------
OPERATIONS
 Net investment loss                                ( 0.07)**       ( 0.05)            -         ( 0.03)            -
 Net realized and unrealized gains (losses)           2.74            1.73          3.59           1.02         1.93
                                                  --------         -------       -------        -------       -------
   TOTAL FROM OPERATIONS                              2.67            1.68          3.59           0.99         1.93
                                                  --------         -------       -------        -------       -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income                                  -               -             -              -        ( 0.03)
  Net realized gains                                ( 3.36)         ( 1.66)       ( 1.34)        ( 2.96)       ( 0.96)
                                                  --------         -------       -------        -------       -------
   TOTAL DISTRIBUTIONS                              ( 3.36)         ( 1.66)       ( 1.34)        ( 2.96)       ( 0.99)
                                                  --------         -------       -------        -------       -------
NET ASSET VALUE
 End of period                                    $  11.50         $ 12.19       $ 12.17        $  9.92       $ 11.89
                                                  ========         =======       =======        =======       =======
Total investment return*                             28.57%          14.94%        38.96%          8.42%        18.01%
Net assets at end of period (000's omitted)       $  8,442         $14,355       $14,775        $11,747       $17,079

RATIOS
 Expenses to average net assets
  (including interest expense)                        1.25%           1.27%         1.25%          1.27%         1.25%
 Expenses to average net assets
  (excluding interest expense)                        1.25%           1.25%         1.25%          1.25%         1.25%
 Net investment loss to average net assets          ( 0.65)%        ( 0.36)%      ( 0.02)%       ( 0.25)%      ( 0.04)%
 Portfolio turnover rate
  (excluding short-term securities)                  101.9 %         109.7 %        87.3 %        134.2 %        92.8 %

 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

48
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                           IAI GROWTH AND INCOME FUND

       PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                            Years ended March 31,
                                                    ----------------------------------------------------------------------
                                                         2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                  $  14.55         $ 19.72       $ 14.83       $ 15.30       $ 14.32
                                                      --------         -------       -------       -------       -------
OPERATIONS
 Net investment income (loss)                           ( 0.01)**         0.02 **       0.04 **       0.10          0.10
 Net realized and unrealized gains                        2.42            0.19          5.75          1.88          2.86
                                                      --------       ---------     ---------       -------       -------
   TOTAL FROM OPERATIONS                                  2.41            0.21          5.79          1.98          2.96
                                                      --------       ---------     ---------       -------       -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income                                 ( 0.11)        ( 0.02)            -         ( 0.10)       ( 0.13)
  Excess distribution from net investment income             -              -        ( 0.07)        ( 0.10)            -
  Net realized gains                                    ( 2.81)        ( 5.36)       ( 0.83)        ( 2.25)       ( 1.85)
                                                      --------       ---------     ---------       -------       -------
   TOTAL DISTRIBUTIONS                                  ( 2.92)        ( 5.38)       ( 0.90)        ( 2.45)       ( 1.98)
                                                      --------       ---------     ---------       -------       -------
NET ASSET VALUE
 End of period                                        $  14.04        $ 14.55       $ 19.72        $ 14.83       $ 15.30
                                                      ========       =========     =========       =======       =======
Total investment return*                                 19.15%          1.52%        40.06%         13.34%        21.51%
Net assets at end of period (000's omitted)           $ 31,416        $52,220       $96,754        $90,741       $84,662

RATIOS
 Expenses to average net assets
  (including interest expense)                            1.25%          1.26%         1.27%          1.26%         1.25%
 Expenses to average net assets
  (excluding interest expense)                            1.25%          1.25%         1.25%          1.25%         1.25%
 Net investment income (loss) to average net
  assets                                                ( 0.06)%         0.13%         0.21%          0.51%         0.62%
 Portfolio turnover rate
  (excluding short-term securities)                      112.9 %         66.1%         23.2%          51.2%         89.1%

 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                                                                              49
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                             IAI MIDCAP GROWTH FUND

       PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                            Years ended March 31,
                                                -----------------------------------------------------------------------------
                                                     2000             1999            1998           1997            1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                              $  14.32         $  15.91         $ 16.68        $ 17.70         $ 15.35
                                                  --------         --------         -------        -------         -------
OPERATIONS
 Net investment loss                                ( 0.11)**        ( 0.12)**       ( 0.10)        ( 0.08)         ( 0.05)
 Net realized and unrealized gains                    6.30             2.53            3.34           0.68            3.50
                                                  --------         --------         -------        -------         -------
   TOTAL FROM OPERATIONS                              6.19             2.41            3.24           0.60            3.45
                                                  --------         --------         -------        -------         -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net realized gains                                ( 2.55)          ( 4.00)         ( 4.01)        ( 1.62)         ( 1.10)
                                                  --------         --------         -------        -------         -------
   TOTAL DISTRIBUTIONS                              ( 2.55)          ( 4.00)         ( 4.01)        ( 1.62)         ( 1.10)
                                                  --------         --------         -------        -------         -------
NET ASSET VALUE
 End of period                                    $  17.96         $  14.32         $ 15.91        $ 16.68         $ 17.70
                                                  ========         ========         =======        =======         =======
Total investment return*                             49.36%           18.31%          22.21%          3.12%          23.51%
Net assets at end of period (000's omitted)       $ 42,568         $ 39,431         $82,605       $128,259        $122,375

RATIOS
 Expenses to average net assets
  (including interest expense)                        1.25%            1.34%           1.26%          1.25%           1.25%
 Expenses to average net assets
  (excluding interest expense)                        1.25%            1.25%           1.25%          1.25%           1.25%
 Net investment income (loss) to average net
  assets                                            ( 0.73)%         ( 0.82)%        ( 0.48)%       ( 0.47)%        ( 0.36)%
 Portfolio turnover rate
  (excluding short-term securities)                   70.6 %          107.2 %         106.8 %         72.4 %          29.8 %

 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

50
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                IAI REGIONAL FUND

       PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                               Years ended March 31,
                                                    ----------------------------------------------------------------------------
                                                         2000            1999            1998           1997            1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                   $ 21.25         $ 26.35         $ 22.59        $ 24.57         $ 21.56
                                                       -------         -------         -------        -------         -------
OPERATIONS
 Net investment income (loss)                                -**        ( 0.06)         ( 0.02)          0.03            0.14
 Net realized and unrealized gains (losses)               2.32          ( 1.81)           6.79           2.08            5.77
                                                       -------         -------         -------        -------         -------
   TOTAL FROM OPERATIONS                                  2.32          ( 1.87)           6.77           2.11            5.91
                                                       -------         -------         -------        -------         -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income                                 ( 0.05)              -               -         ( 0.04)         ( 0.18)
  Excess distribution from net investment income             -               -               -         ( 0.06)         ( 0.02)
  Net realized gains                                    ( 2.65)         ( 3.23)         ( 3.01)        ( 3.99)         ( 2.70)
                                                       -------         -------         -------        -------         -------
   TOTAL DISTRIBUTIONS                                  ( 2.70)         ( 3.23)         ( 3.01)        ( 4.09)         ( 2.90)
                                                       -------         -------         -------        -------         -------
NET ASSET VALUE
 End of period                                         $ 20.87         $ 21.25         $ 26.35        $ 22.59         $ 24.57
                                                       =======         =======         =======        =======         =======
Total investment return*                                 12.33%         ( 7.74%)         31.55%          8.65%          28.62%
Net assets at end of period (000's omitted)            $190,168        $275,678        $509,556       $498,178        $575,156

RATIOS
 Expenses to average net assets
  (including interest expense)                            1.25%           1.25%           1.22%          1.21%           1.25%
 Expenses to average net assets
  (excluding interest expense)                            1.25%           1.23%           1.22%          1.21%           1.25%
 Net investment income (loss) to average net
  assets                                                  0.00%         ( 0.21)%        ( 0.05)%         0.14%           0.58%
 Portfolio turnover rate
  (excluding short-term securities)                      203.3 %          53.2 %          46.0 %         61.1%           89.7%

 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                                                                              51
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                 IAI VALUE FUND

       PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                          Years ended March 31,
                                                  ----------------------------------------------------------------------
                                                        2000             1999           1998         1997        1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                 $  12.20         $ 12.71         $ 11.66      $ 12.42     $ 11.17
                                                     --------         -------         -------      -------     -------
OPERATIONS
 Net investment income (loss)                          ( 0.02)***       ( 0.09)***     ( 0.03)        0.09        0.08
 Net realized and unrealized gains (losses)            ( 0.51)            1.07           3.79         0.68        2.19
                                                     --------         --------        -------      -------     -------
   TOTAL FROM OPERATIONS                               ( 0.53)            0.98           3.76         0.77        2.27
                                                     --------         --------        -------      -------     -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income                                     -                -         ( 0.04)      ( 0.12)     ( 0.01)
  Excess distribution from net investment income            -                -         ( 0.07)           -           -
  Net realized gains                                   ( 3.48)          ( 1.49)        ( 2.60)      ( 1.41)     ( 1.01)
                                                     --------         --------        -------      -------     -------
   TOTAL DISTRIBUTIONS                                 ( 3.48)          ( 1.49)        ( 2.71)      ( 1.53)     ( 1.02)
                                                     --------         --------        -------      -------     -------
NET ASSET VALUE
 End of period                                       $   8.19          $ 12.20        $ 12.71      $ 11.66     $ 12.42
                                                     ========         ========        =======      =======     =======
Total investment return*                                 6.01%            8.47 %        34.21%        5.85%      21.07%
Net assets at end of period (000's omitted)          $ 16,561         $ 13,683        $26,739      $29,439     $42,009

RATIOS
 Expenses to average net assets
  (including interest expense)                           1.25%            1.36%* *       1.28%        1.25%       1.25%
 Expenses to average net assets
  (excluding interest expense)                           1.25%            1.33%* *       1.25%        1.25%       1.25%
 Net investment income (loss) to average net
  assets                                               ( 0.25)%         ( 0.73)  %     ( 0.24)%       0.61%       0.65%
 Portfolio turnover rate
  (excluding short-term securities)                     202.1 %            8.2   %       27.0 %       61.3%       73.4%

   *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
    DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
  **THIS RATIO INCLUDES AN 8 BASIS POINT EXPENSE APPROVED BY THE BOARD OF
    DIRECTORS RELATED TO AN INDEPENDENT VALUATION OF A RESTRICTED SECURITY. ***CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

52
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                MARCH 31, 2000

[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Capital Appreciation Fund (Capital Appreciation), IAI Emerging Growth Fund (Emerging Growth) and IAI Midcap Growth Fund (Midcap Growth) are separate portfolios of IAI Investment Funds VI, Inc., IAI Growth Fund (Growth
Fund) is a separate portfolio of IAI Investment Funds II, Inc., IAI Growth and Income Fund (Growth and Income Fund) is a separate portfolio of IAI Investment Funds VII, Inc., IAI Regional Fund (Regional Fund) is a separate portfolio of IAI Investment Funds IV, Inc. and IAI Value Fund (Value Fund) is a separate portfolio of IAI Investment Funds VIII, Inc. Each Fund has a primary objective of long-term appreciation through investment in equity securities.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at the date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, prices of unrestricted securities of the same class discounted to reflect the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $161,520 (0.2% of net assets) for Emerging Growth, $203,929 (0.7% of net assets) for Growth and Income Fund, $689,339 (0.4% of net assets) for the Regional Fund and $11,795 (0.1% of net assets) for Value Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by a Fund. A Fund realizes a gain or loss when the contract is closed or expires.


                                                                              53
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                 MARCH 31, 2000

[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis. Distributions in excess of book basis net investment income (but which are not tax returns of capital) are presented as "excess distributions" in the statement of changes in net assets and the financial highlights.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

54
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                 MARCH 31, 2000

[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

The Capital Appreciation, Emerging Growth, Growth and Income, Midcap Growth, Regional and Value Funds elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended March 31, 2000, reduced accumulated net realized gains for tax purposes by $1,110,892, $2,575,002, $5,945,691, $2,215,081, $9,020,155 and $300,000, respectively. The
Growth and Income and Regional Funds elected to utilize equalization debits to also reduce undistributed net investment income by $236,101 and $353,082, respectively. As a result of these and other permanent book-to-tax differences, undistributed (overdistributed) net investment income and accumulated net realized gains have been increased or decreased on the statement of assets and liabilities as follows:

                                                IAI CAPITAL         IAI EMERGING      IAI GROWTH       IAI GROWTH
                                             APPRECIATION FUND       GROWTH FUND         FUND        AND INCOME FUND
                                            -------------------   ----------------   ------------   ----------------
 Undistributed (overdistributed)
  net investment income .................   $   276,336           $   503,349        $ 66,938       $  (214,390)
 Accumulated net realized gains .........   $(1,387,228)          $(3,092,561)       $(66,938)      $(5,071,698)
 Paid in capital ........................   $ 1,110,892           $ 2,589,212        $      -       $ 5,286,088

                                               IAI MIDCAP        IAI REGIONAL        IAI VALUE
                                               GROWTH FUND           FUND              FUND
                                            ----------------   ----------------   --------------
 Undistributed (overdistributed)
  net investment income .................   $   275,992        $  (252,064)       $  24,770
 Accumulated net realized gains .........   $(2,489,309)       $(7,117,297)       $(261,338)
 Paid in capital ........................   $ 2,213,317        $ 7,369,361        $ 236,568

[2]  COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make capital contributions, if requested by the Company.

LINE OF CREDIT

The Funds, together with other funds advised by Advisers, have an available joint line of credit of $25,000,000 with Firstar Bank, N.A. at the prime interest rate less 2%. To the extent funds are drawn against the line, securities are segregated by the Funds. No compensating balances are required under the line of credit, however, a commitment fee of .10% per annum on the commitment amount of the line is payable quarterly in arrears. Advisers has agreed to pay the commitment fee on behalf of the Funds. There were no borrowings outstanding for the Funds at March 31, 2000.

Litigation

In July 1998, a lawsuit was filed against Value Fund, Advisers and certain of their officers and directors relating to the pricing of a restricted security held by the Fund. Management, after review with legal counsel, believes the ultimate disposition of this matter will not have a material effect on the Fund's financial condition.

A lawsuit was filed in February 2000 against Investment Advisers, Inc. relating to the sale of a restricted security (MatrixOne, Inc.) to a third party by Growth and Income Fund. A settlement agreement with the plaintiff

                                                                              55
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                 MARCH 31, 2000

[2]  COMMITMENTS AND CONTINGENCIES (CONT.)

was signed in March 2000. At March 31, 2000, the security is valued at a discount to reflect the terms of the settlement agreement. The litigation was dismissed in April 2000 in accordance with the terms of the agreement.

CONTINGENT LIABILITY

The Emerging Growth and Regional Funds received cash distributions of approximately $1.8 million, respectively, in November 1998 and May 2000 from the South Street Leveraged Corporate Recovery Fund L.P. and the South Street Corporate Recovery Fund L.P. The Growth and Income Fund received cash distributions of approximately $500,000 in November 1998 and May 2000 from the South Street Corporate Recovery Fund. The Midcap Growth and Value Funds received cash distributions of approximately $100,000, respectively, in November 1998 and May 2000 from the South Street Leveraged Corporate Recovery Fund L.P. According to various agreements, proceeds received may be required to be returned to the limited partnerships due to ongoing litigation. Management, after review with third parties, believes the likelihood of returning such distributions to the partnerships is not probable.

[3]  FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% (1.40% for Capital Appreciation) declining to 1.10% (1.00% for Growth and 1.00% for Growth and Income Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse each Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

[4]  CAPITAL STOCK

The Funds have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                                            CAPITAL                             EMERGING
                                                       APPRECIATION FUND                      GROWTH FUND
                                               ---------------------------------   ----------------------------------
                                                  Year ended        Year ended        Year ended        Year ended
                                                  March 31,         March 31,         March 31,          March 31,
                                                     2000              1999              2000              1999
                                               ---------------   ---------------   ---------------   ----------------
 SOLD                                             1,542,856         3,267,382         3,802,076         16,292,957
 ISSUED FOR REINVESTED DISTRIBUTIONS                344,208           405,752         1,439,167          2,353,201
 REDEEMED                                        (3,424,653)       (4,389,856)       (4,317,834)       (23,098,599)
                                                 ----------        ----------        ----------        -----------
 INCREASE (DECREASE) IN SHARES OUTSTANDING       (1,537,589)         (716,722)          923,409         (4,452,441)
                                                 ==========        ==========        ==========        ===========

56
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                 MARCH 31, 2000

[4]  CAPITAL STOCK (CONT.)

                                                                                              GROWTH AND
                                                          GROWTH FUND                         INCOME FUND
                                               ---------------------------------   ---------------------------------
                                                  Year ended        Year ended        Year ended        Year ended
                                                  March 31,         March 31,         March 31,         March 31,
                                                     2000              1999              2000              1999
                                               ---------------   ---------------   ---------------   ---------------
 SOLD                                               363,165         1,140,212           216,363           861,648
 ISSUED FOR REINVESTED DISTRIBUTIONS                317,248           194,230           678,072         1,424,886
 REDEEMED                                        (1,123,701)       (1,370,805)       (2,246,224)       (3,602,092)
                                                 ----------        ----------        ----------        ----------
 INCREASE (DECREASE) IN SHARES OUTSTANDING         (443,288)          (36,363)       (1,351,789)       (1,315,558)
                                                 ==========        ==========        ==========        ==========

                                                            MIDCAP
                                                          GROWTH FUND                        REGIONAL FUND
                                               ---------------------------------   ----------------------------------
                                                  Year ended        Year ended        Year ended        Year ended
                                                  March 31,         March 31,         March 31,          March 31,
                                                     2000              1999              2000              1999
                                               ---------------   ---------------   ---------------   ----------------
 SOLD                                               835,153         1,486,852         2,787,368          6,565,416
 ISSUED FOR REINVESTED DISTRIBUTIONS                452,587           960,996         1,426,254          2,553,090
 REDEEMED                                        (1,671,177)       (4,884,829)       (8,070,438)       (15,482,162)
                                                 ----------        ----------        ----------        -----------
 INCREASE (DECREASE) IN SHARES OUTSTANDING         (383,437)       (2,436,981)       (3,856,816)        (6,363,656)
                                                 ==========        ==========        ==========        ===========

                                                         VALUE FUND
                                               ------------------------------
                                                Year ended       Year ended
                                                 March 31,       March 31,
                                                   2000             1999
                                               ------------   ---------------
 SOLD                                          1,305,290          176,175
 ISSUED FOR REINVESTED DISTRIBUTIONS             412,337          177,661
 REDEEMED                                       (817,717)      (1,336,197)
                                               ---------       ----------
 INCREASE (DECREASE) IN SHARES OUTSTANDING       899,910         (982,361)
                                               =========       ==========

[5]  PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2000, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                  PURCHASES          SALES
                               --------------   ---------------
 CAPITAL APPRECIATION FUND     $ 27,964,577     $ 53,850,541
 EMERGING GROWTH FUND          $ 99,256,635     $104,671,049
 GROWTH FUND                   $ 10,075,370     $ 17,320,978
 GROWTH AND INCOME FUND        $ 42,030,206     $ 64,689,842
 MIDCAP GROWTH FUND            $ 25,757,924     $ 39,558,241
 REGIONAL FUND                 $387,215,997     $514,546,259
 VALUE FUND                    $ 20,807,090     $ 19,183,361




                                                                              57
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND

                                 MARCH 31, 2000

 [5]  PURCHASES AND SALES OF SECURITIES (CONT.)

RESTRICTED SECURITIES

Included in the Fund's portfolios of investments in securities at March 31, 2000, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

AFFILIATED ISSUERS

An affiliated investment, as defined in the Investment Company Act of 1940, is an investment that represents five percent or more of the outstanding voting securities of an issuer.

Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.

A summary of transactions during the period with affiliated issuers of the Funds follows:

IAI Emerging Growth Fund Affiliated Issuers


                                                  PURCHASES                  SALES
                                             -------------------   -------------------------       REALIZED        INVESTMENT
ISSUER                                        QUANTITY     COST      QUANTITY      PROCEEDS       GAIN (LOSS)        INCOME
------------------------------------------   ----------   ------   ------------   ----------   ----------------   -----------
 *MYELOS NEUROSCIENCES SERIES A                  -        $ -        500,000      $810,002     $   310,001            $ -
 *MYELOS NEUROSCIENCES SERIES B                  -        $ -        571,429      $925,715     $   (75,198)           $ -
 *MYELOS NEUROSCIENCES SERIES C                  -        $ -        277,778      $450,000     $   (50,294)           $ -
 *PACE MANAGEMENT SYSTEMS COMMON STOCK           -        $ -        471,473      $ 14,144     $(1,800,502)           $ -
 *PACE HEALTH MANAGEMENT SYSTEMS SERIES A
   PREFERRED STOCK                               -        $ -      1,125,000      $667,547     $  (459,187)           $ -
 *PACE HEALTH MANAGEMENT SYSTEMS
   WARRANTS 01/31/00                             -        $ -         21,820      $    281     $       281            $ -
 *PACE HEALTH MANAGEMENT SYSTEMS
   WARRANTS 07/07/02                             -        $ -        250,000      $  3,215     $     3,215            $ -
 *PACE HEALTH MANAGEMENT SYSTEMS
   WARRANTS 08/12/02                             -        $ -        125,000      $  1,608     $     1,608            $ -
 *PACE HEALTH MANAGEMENT SYSTEMS
   WARRANTS 12/30/02                             -        $ -        125,000      $  1,608     $     1,608            $ -
 *PACE HEALTH MANAGEMENT SYSTEMS
   WARRANTS 02/19/03                             -        $ -         62,500      $    804     $       804            $ -
 *PACE HEALTH MANAGEMENT SYSTEMS
   WARRANTS 08/31/05                             -        $ -         35,000      $    450     $       423            $ -

*Securities that were affiliated during the period ending 3/31/00 but not at 3/31/00.

IAI Regional Fund Affiliated Issuers

                                              PURCHASES                  SALES
                                        ---------------------- --------------------------    REALIZED      INVESTMENT
ISSUER                                   QUANTITY      COST      QUANTITY      PROCEEDS      GAIN (LOSS)      INCOME
--------------------------------------- ---------- ----------- ------------ ------------- ---------------- -----------
 * LODGENET ENTERTAINMENT CORPORATION          -     $      -      607,700    $5,249,311    $(2,711,851)         $ -
 * RECOVERY ENGINEERING, INC.             40,600     $471,975      493,800    $9,367,040    $ 3,798,539          $ -
 *VIDEO UPDATE CLASS A                         -     $      -    1,474,700    $  933,283    $(5,035,213)         $ -

*Securities that were affiliated during the period ending 3/31/00 but not at 3/31/00.




58
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND



THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS II, INC.
IAI INVESTMENT FUNDS IV, INC.
IAI INVESTMENT FUNDS VI, INC.
IAI INVESTMENT FUNDS VII, INC.
IAI INVESTMENT FUNDS VIII, INC.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund (portfolios within IAI Investment Funds VI, Inc.), IAI Growth Fund (a portfolio within IAI Investment Funds II, Inc.), IAI Growth and Income Fund (a portfolio within IAI Investment Funds VII, Inc.), IAI Regional Fund (a portfolio within IAI Investment Funds IV, Inc.), and IAI Value Fund (a portfolio within IAI Investment Funds VIII, Inc.) as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented on pages 46 through 52 of the annual report. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund, IAI Growth Fund, IAI Growth and Income Fund, IAI Regional Fund, and IAI Value Fund as of March 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
May 19, 2000



                                                                              59
--------------------------------------------------------------------------------

                             FEDERAL TAX INFORMATION

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND



We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI CAPITAL APPRECIATION FUND

TAX INFORMATION
                                                                       Ordinary       Long-Term
Payable Date                                                          Income (A)     Capital Gain
-------------------------------------------------------------------------------------------------
 JUNE 1999                                                            $  0.0000       $  0.4914
 DECEMBER 1999                                                           1.0800          2.0500
=================================================================================================
 0.38% of ordinary income qualify for deduction by corporations.      $  1.0800       $  2.5414

IAI EMERGING GROWTH FUND

TAX INFORMATION
                                                                       Ordinary       Long-Term
Payable Date                                                          Income (A)     Capital Gain
-------------------------------------------------------------------------------------------------
 JUNE 1999                                                            $  0.3333       $  1.0349
 DECEMBER 1999                                                           0.6400          2.2100
===============================================================================================
 0.11% of ordinary income qualify for deduction by corporations.      $  0.9733       $  3.2449

IAI GROWTH FUND

TAX INFORMATION
                                                                        Ordinary       Long-Term
Payable Date                                                           Income (A)     Capital Gain
--------------------------------------------------------------------------------------------------
 JUNE 1999                                                             $  0.6805       $  1.8274
 DECEMBER 1999                                                            0.2200          0.6300
================================================================================================
 14.78% of ordinary income qualify for deduction by corporations.      $  0.9005       $  2.4574

IAI GROWTH AND INCOME FUND

TAX INFORMATION
                                                                        Ordinary       Long-Term
Payable Date                                                           Income (A)     Capital Gain
--------------------------------------------------------------------------------------------------
 JUNE 1999                                                             $  0.1522       $  2.7704
 DECEMBER 1999                                                            0.0000          0.0000
================================================================================================
 81.40% of ordinary income qualify for deduction by corporations.      $  0.1522       $  2.7704

(A)INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

60
--------------------------------------------------------------------------------

                             FEDERAL TAX INFORMATION

   IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND, IAI GROWTH AND INCOME FUND, IAI MIDCAP GROWTH FUND, IAI REGIONAL FUND, IAI
                                   VALUE FUND



We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI MIDCAP GROWTH FUND

TAX INFORMATION
                                                                       Ordinary       Long-Term
Payable Date                                                          Income (A)     Capital Gain
------------------------------------------------------------------   ------------   -------------
 JUNE 1999                                                            $  1.2791       $  0.4149
 DECEMBER 1999                                                           0.2300          0.6300
===============================================================================================
 4.49% of ordinary income qualify for deduction by corporations.      $  1.5091       $  1.0449

IAI REGIONAL FUND

TAX INFORMATION
                                                                      Ordinary       Long-Term
Payable Date                                                         Income (A)     Capital Gain
-----------------------------------------------------------------   ------------   -------------
 JUNE 1999                                                           $  0.0518       $  1.3217
 DECEMBER 1999                                                          0.0000          1.3300
==============================================================================================
 100% of ordinary income qualify for deduction by corporations.      $  0.0518       $  2.6517

IAI VALUE FUND

TAX INFORMATION

                                                                      Ordinary       Long-Term
Payable Date                                                         Income (A)     Capital Gain
-----------------------------------------------------------------   ------------   -------------
 JUNE 1999                                                           $  0.0000       $  0.0446
 DECEMBER 1999                                                          0.0000          3.4400
==============================================================================================
                                                                     $  0.0000       $  3.4846

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.


                                                                              61
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62
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                                                                              63
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


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64
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


                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                             http://www.iaifunds.com


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


         C/O FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE,
                            WISCONSIN 53201-0701 USA

                                  800.945.3863